UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Myriad Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No:
	3)	Filing party:
	4)	Date Filed:

MYRIAD GENETICS, INC.

October 12, 2017

Dear Stockholders,

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Myriad Genetics, Inc. (the “Annual Meeting”) to be held at 9:00 a.m. MST on Thursday, November 30, 2017, at our offices at 320 Wakara Way, Salt Lake City, Utah. Details regarding the meeting, the business to be conducted, and information about Myriad Genetics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the Annual Meeting, three persons will be elected to our Board of Directors. We also will seek stockholder approval (i) of our proposed 2017 Employee, Director and Consultant Equity Incentive Plan; (ii) to re-approve our 2013 Executive Incentive Plan, as amended (IRC section 162(m) plan); and (iii) to ask stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018. In addition, we will seek stockholder approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement, and on the frequency of holding an advisory vote on the compensation of our named executive officers. The Board of Directors recommends the approval of all of these proposals, and a vote for a frequency of holding an annual advisory vote on the compensation of our named executive officers every year. Other business will be transacted that may be properly addressed during the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders in this manner. We believe this process will facilitate the accelerated delivery of proxy materials, save costs and reduce the environmental impact of our Annual Meeting. On or about October 12, 2017, we began sending our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement for our 2017 Annual Meeting of Stockholders and our 2017 annual report on Form 10-K to stockholders. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone. In addition, if you requested printed proxy materials, you may vote by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you attend.

Sincerely,

Mark C. Capone

President and Chief Executive Officer

Your vote is important. Please vote as soon as possible by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by completing, signing, dating, and returning the enclosed proxy card. Instructions for your voting options are described on the Notice of Internet Availability of Proxy Materials or proxy card.

MYRIAD GENETICS, INC.

320 Wakara Way

Salt Lake City, Utah 84108

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m. MST

DATE: Thursday, November 30, 2017

PLACE: The offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108

PURPOSES:

1.	To elect three Class III directors to the Board of Directors to serve three-year terms expiring in 2020;

2.	To approve the proposed 2017 Employee, Director and Consultant Equity Incentive Plan;

3.	To re-approve our 2013 Executive Incentive Plan, as amended;

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018;

5.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

6.	To approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers; and

7.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were an owner of record of Myriad Genetics, Inc. common stock at the close of business on October 4, 2017. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the meeting or not, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials that you have previously received, which we refer to as the Notice, or in the section of this proxy statement entitled “Important Information About the Annual Meeting and Voting — How Do I Vote?” or, if you requested printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted.

On or about October 12, 2017, we began sending the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Richard M. Marsh

Secretary

October 12, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 30, 2017

This proxy statement and our annual report on Form 10-K to stockholders for the fiscal year ended June 30, 2017 are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials, please have available your 12-digit control number(s) that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you may find a copy of our annual report on Form 10-K, which includes our financial statements for the fiscal year ended June 30, 2017, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “Financial Reporting/SEC Filings” section of the “Investors” section of our website at www.myriad.com. You also may obtain a printed copy of our annual report on Form 10-K, as amended, including our financial statements from us, free of charge, by sending a written request to: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. Exhibits will be provided upon written request and payment of an appropriate processing fee.

MYRIAD GENETICS, INC.

320 WAKARA WAY

SALT LAKE CITY, UTAH 84108

(801) 584-3600

PROXY STATEMENT FOR THE MYRIAD GENETICS, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2017

This proxy statement, along with the accompanying Notice of 2017 Annual Meeting of Stockholders, contains information about the 2017 Annual Meeting of Stockholders of Myriad Genetics, Inc., including any adjournments or postponements of the annual meeting, which we refer to as the Annual Meeting. In this proxy statement, we refer to Myriad Genetics, Inc. as “Myriad,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. On or about October 12, 2017, we began sending the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Myriad Genetics, Inc. is soliciting your proxy to vote at the Annual Meeting to be held at our offices, 320 Wakara Way, Salt Lake City, Utah, on Thursday, November 30, 2017, at 9:00 a.m. MST and any adjournments of the Annual Meeting. The proxy statement, along with the accompanying Notice of 2017 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the meeting.

We have sent you the Notice and made this proxy statement, the Notice of 2017 Annual Meeting of Stockholders, and our annual report on Form 10-K to stockholders for the fiscal year ended June 30, 2017 available to you on the Internet because you owned shares of Myriad Genetics, Inc. common stock on the record date. We also have delivered printed versions of these materials to certain stockholders by mail. The Company commenced distribution of the Notice and the proxy materials to stockholders on or about October 12, 2017.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice will provide instructions on how you may access and review all of the proxy materials and submit your proxy on the Internet or by telephone. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned Myriad Genetics, Inc. common stock at the close of business on October 4, 2017 are entitled to vote at the Annual Meeting. On this record date, there were 69,206,848 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of Myriad Genetics, Inc. common stock that you owned at the close of business on the record date, October 4, 2017, entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

•	By mail. If you received your proxy materials by mail, you can vote by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board’s recommendations as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot that will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours-a-day and will close at 11:59 p.m. EST on November 29, 2017.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the three Class III directors for director;

•	“FOR” the approval of our 2017 Employee, Director and Consultant Equity Incentive Plan;

•	“FOR” the re-approval of our 2013 Executive Incentive Plan, as amended;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2018;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

•	“FOR” holding an advisory vote on the compensation of our named executive officers every year.

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any of the following ways:

•	By re-voting by Internet or by telephone as instructed above;

•	If you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	By notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	By attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record of your shares as described above, the holder of record has the authority to vote your unvoted shares only on Proposal 4 if it does not receive instructions from you and does not have the ability to vote your uninstructed shares on any other proposal. Therefore, we encourage you to provide voting instructions. This ensures that your shares will be voted at the Annual Meeting and in the manner you desire. When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, it is referred to as a “broker non-vote.” Thus, if you hold your shares in a street name and do not instruct your bank, broker or other nominee how to vote, no votes will be cast on any proposal on your behalf other than the ratification of the selection of the public accounting firm.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in a street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Re-approve the 2013 Executive Incentive Plan, as amended	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to re-approve, as amended, the Myriad Genetics, Inc. 2013 Executive Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify the Selection of our Registered Independent Public Accounting Firm	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in a street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 5: Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by such firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Proposal 6: Approve on an Advisory Basis the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers	This proposal provides for a choice among three frequency periods — every year, every two years or every three years. The choice that receives the highest number of votes will be deemed the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding an advisory vote on the compensation of our named executive officers is not binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making a decision regarding the frequency of holding future advisory votes on the compensation of our named executive officers. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and our transfer agent, American Stock Transfer and Trust, examine these documents. Management, other than the Inspector of Elections Richard Marsh, General Counsel and Secretary, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time the Form 8-K is filed, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m. MST on Thursday, November 30, 2017 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. When you arrive at our offices, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge by calling their toll free number 1-800-542-1061. If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, a set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Myriad Genetics, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Myriad Genetics, Inc. shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-866-540-7095 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

•	If a broker or other nominee holds your Myriad Genetics, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save the cost of producing and mailing these documents by following the instructions provided on your Notice or proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 1, 2017 for (a) each stockholder that we know to be the beneficial owner of more than 5% of our common stock, (b) each of our executive officers named in the Summary Compensation Table of this proxy statement (the “Named Executive Officers” or “NEOs”), (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 1, 2017 pursuant to the exercise of options and the vesting of restricted stock unit awards to be outstanding for the purpose of computing the percentage ownership of an individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 68,666,713 shares of common stock outstanding on September 1, 2017.

	Shares Beneficially Owned
Name and Address**	Number	Percent
5% or More Stockholders
Baillie Gifford & Co. (1)	10,159,758	14.8%
Calton Square — 1 Greenside Row
Edinburgh, Scotland EH13AN
BlackRock, Inc (2)	9,391,168	13.7%
55 East 52nd Street
New York, NY 10055
The Vanguard Group (3)	5,353,743	7.8%
100 Vanguard Blvd.
Malvern, PA 19355
Camber Capital Management LLC (4)	4,060,000	5.9%
101 Huntington Avenue, Suite 2101
Boston, MA 02199
State Street Corporation (5)	3,589,079	5.2%
One Lincoln Street
Boston, MA 02111
D.E. Shaw & Co, L.P. (6)	3,411,217	5.0%
1166 Avenue of the Americas, 9th Floor
New York, NY 10036

Named Executive Officers
Mark C. Capone (7)	1,333,467	1.9%
R. Bryan Riggsbee (8)	37,160	*
Alexander Ford (9)	130,976	*
Jerry S. Lanchbury, Ph.D. (10)	804,039	1.2%
Richard M. Marsh (11)	988,349	1.4%

Directors and Director Nominees
John T. Henderson, M.D. (12)	207,800	*
Walter Gilbert, Ph.D. (13)	102,500	*
Lawrence C. Best (14)	167,500	*
Heiner Dreismann, Ph.D.	17,500	*
Dennis H. Langer, M.D., J.D. (15)	167,500	*
S. Louise Phanstiel (16)	163,500	*
All current executive officers and directors as a group (15 persons) (17)	4,858,238	6.7%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
**	Unless otherwise indicated, the address for each beneficial owner is c/o Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.
(1)	This information is based on a Schedule 13G/A filed with the SEC on February 6, 2017 with respect to Myriad Genetics common stock. Baillie Gifford and Co beneficially owns 10,159,758 shares and has sole dispositive power for these shares and has sole voting power for 9,042,883 shares.
(2)	This information is based on a Schedule 13G filed with the SEC on March 9, 2017 with respect to Myriad Genetics common stock. BlackRock, Inc. beneficially owns these shares and has sole dispositive power for 9,391,168 of these shares and sole voting power for 9,203,164 of these shares.
(3)	This information is based on a Schedule 13G/A filed with the SEC on February 10, 2017 with respect to Myriad Genetics common stock. The Vanguard Group beneficially owns 5,353,743 shares and has sole dispositive power for 5,214,309 of these shares and sole voting power for 139,434 of these shares.
(4)	This information is based on a Schedule 13G filed with the SEC on February 14, 2017 with respect to Myriad Genetics common stock. Camber Capital Management LLC beneficially owns these shares and has sole dispositive power and sole voting power for 0 of these shares.
(5)	This information is based on a Schedule 13G filed with the SEC on February 8, 2017 with respect to Myriad Genetics common stock. State Street Corporation beneficially owns 3,589,079 shares and has sole dispositive power and sole voting power for 0 of these shares.
(6)	This information is based on a Schedule 13G filed with the SEC on March 6, 2017 with respect to Myriad Genetics common stock. D.E. Shaw & Co, L.P. beneficially owns 3,411,217 shares and has sole dispositive power and sole voting power for 0 of these shares.
(7)	Includes 1,275,035 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2017.
(8)	Includes 34,425 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2017.
(9)	Includes 131,801 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2017.
(10)	Includes 779,487 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2017.
(11)	Includes 962,745 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2017.
(12)	Includes shares held directly by Dr. Henderson and his wife, as well as 180,000 shares of common stock subject to currently exercisable options as of September 1, 2017.
(13)	Includes 90,000 shares of common stock subject to currently exercisable options as of September 1, 2017.
(14)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2017.
(15)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2017.
(16)	Includes 150,000 shares of common stock subject to currently exercisable options as of September 1, 2017.

(17)	See Notes 7-16 above. Also includes 557,459 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2017 held by other current executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. The Board of Directors currently consists of seven members, classified into three classes as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2018 Annual Meeting (the “Class I Directors”); Mark C. Capone and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2019 Annual Meeting (the “Class II Directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D., and Lawrence C. Best constitute a class with a term ending at the 2017 Annual Meeting (the “Class III Directors”).

On September 14, 2017, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D., and Lawrence C. Best for election at the Annual Meeting for a term of three years until the 2020 Annual Meeting of stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages as of September 1, 2017, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons currently hold directorships or have held directorships in the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of the filing of this proxy statement that each person listed below should serve as a director is set forth below for each individual director.

NAME	AGE	POSITION WITH MYRIAD
John T. Henderson, M.D. (2) (3) (4)	73	Chairman of the Board of Directors
Walter Gilbert, Ph.D. (2)	85	Vice Chairman of the Board of Directors
Mark C. Capone	55	President, Chief Executive Officer, Director
Lawrence C. Best (1) (4)	68	Director
Heiner Dreismann, Ph.D. (2) (4)	64	Director
Dennis H. Langer, M.D., J.D. (1) (3)	65	Director
S. Louise Phanstiel (1) (3)	59	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Strategic Committee

The following is a brief summary of the background and business experience of each of our directors.

John T. Henderson, M.D., Chairman of the Board of Directors, has been a director of Myriad since May 2004 and Chairman of the Board since April 2005. Since December 2000, Dr. Henderson has served as a consultant to the pharmaceutical industry as President of Futurepharm LLC. Dr. Henderson currently serves on the Board of Directors of Cytokinetics, Inc. and during the past five years has served on the Board of Directors of Myrexis, Inc. Until his retirement in December 2000, he was with Pfizer for over 25 years, most recently as a Vice President in the Pfizer Pharmaceuticals Group. Dr. Henderson previously held vice presidential level positions with Pfizer in Research and Development in Europe and later in Japan. He also was Vice President, Medical for the Europe, U.S. and International Pharmaceuticals groups at Pfizer. He earned his bachelor’s and medical degrees from the University of Edinburgh and is a Fellow of the Royal College of Physicians (Ed.).

The Board of Directors has determined that Dr. Henderson should serve on the Board for the following reasons: His medical background provides the Board with expertise in developing predictive, personalized and prognostic testing services. Dr. Henderson provides the Board with business and management expertise from his senior positions at Pfizer for over 25 years, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. He brings to the Board international experience as the Company implements strategies for international expansion.

Walter Gilbert, Ph.D., Vice Chairman of the Board of Directors, joined Myriad as a founding scientist and director in March 1992. Dr. Gilbert won the Nobel Prize in Chemistry in 1980 for his contributions to the development of DNA sequencing technology. He was a founder of Biogen, Inc. and its Chairman of the Board and Chief Executive Officer from 1981 to 1985. Dr. Gilbert has held professorships at Harvard University in the departments of Physics, Biophysics, Biology, Biochemistry and Molecular Biology, and Molecular and Cellular Biology. He is a Carl M. Loeb University Professor Emeritus at Harvard University. Dr. Gilbert founded and served on the Board of Directors of both Memory Pharmaceuticals Corp. and Paratek Pharmaceuticals, Inc. He also currently serves on the board of Amylyx Pharmaceuticals and is a General Partner of BioVentures Investors, an investment fund.

The Board of Directors has determined that Dr. Gilbert should serve on the Board for the following reasons: He provides the Board with a unique and extensive scientific background and expertise important to us in developing and commercializing molecular diagnostic products, and understanding technological developments in the industry. Dr. Gilbert provides the Board with business, managerial and financial expertise based on having founded, managed, and directed several companies in the healthcare industry.

Mark C. Capone, was appointed as the President and Chief Executive Officer, or CEO, of Myriad Genetics, Inc., and a member of the Board of Directors, effective July 1, 2015. Previously, he served as the President of Myriad Genetic Laboratories, Inc., a wholly owned subsidiary of Myriad. Mr. Capone joined the Company in October 2002, initially as Vice President of Sales until being named Chief Operating Officer in February 2006, a position he held until his promotion to President of Myriad Genetic Laboratories, Inc. in March 2010. Prior to joining Myriad, he served 17 years with Eli Lilly and Company, where he held positions as Product Development Manager, Manufacturing Plant Manager, and Area Sales Director. Mr. Capone received his B.S. degree in Chemical Engineering from Penn State University, graduating with highest distinction, his M.S. degree in Chemical Engineering from the Massachusetts Institute of Technology, and his M.S. in Management from the Massachusetts Institute of Technology.

The Board of Directors has determined that Mr. Capone should serve on the Board for the following reasons: He provides the Board with business and management expertise at a molecular diagnostic company from his 14 years of service as President, Chief Operating Officer and Vice President of Sales at Myriad Genetic Laboratories. Mr. Capone brings to the Board additional experience in operations management, product development, finance, sales, and other operational areas from his experience at Eli Lilly and Company. He also provides us with important expertise in investor relations based on his past interactions with our investor base. Additionally, Mr. Capone’s scientific, engineering and business management background and education provide important insights for the Board.

Lawrence C. Best, a director of Myriad since September 2009, is the Chairman and Founder of OXO Capital LLC, an investment firm focused on life sciences and therapeutic medical device companies, since 2007. He joined Boston Scientific Corporation in 1992 and served for 15 years as the Executive Vice President-Finance & Administration and Chief Financial Officer. Prior to joining Boston Scientific, Mr. Best was a partner in the accounting firm of Ernst & Young, where he specialized in serving multinational companies in the high technology and life sciences fields. He served a two-year fellowship at the SEC from 1979 to 1981 and a one-year term as a White House-appointed Presidential Exchange Executive in Washington, D.C. He is a founding director of the President’s Council at Massachusetts General Hospital. Within the past five years Mr. Best also has served on the Board of Directors of Haemonetics Corp, Biogen, Inc. and as Executive Chairman of Valtech Cardio Ltd., a privately held medical device company based in Tel Aviv, Israel. He received a B.B.A. degree from Kent State University.

The Board of Directors has determined that Mr. Best should serve on the Board for the following reasons: He provides the Board with broad financial accounting and reporting expertise in the technology and life sciences fields. Mr. Best provides extensive financial, business, management and investment expertise from his 15 years of service as the Chief Financial Officer at Boston Scientific. He also provides the Board with substantial experience in the event of potential mergers, acquisitions and licensing opportunities.

Heiner Dreismann, Ph.D., a director of Myriad since June 2010, had a successful career at the Roche Group from 1985 to 2006 where he held several senior positions, including President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and member of Roche’s Global Diagnostic Executive Committee. From 2006 to 2009, Dr. Dreismann served as the CEO of Vectrant Technologies, Inc., and until 2013 was the Interim CEO for GeneNews Limited. He currently serves on the Board of Directors of Ignyta, Inc. During the past five years, Dr. Dreismann served on the Board of Directors of Shrink Nanotechnologies, Med BioGene, Inc., Genenews Limited, and Interpace Diagnostics. He earned a M.S. degree in biology and his Ph.D. in microbiology/molecular biology (summa cum laude) from Westfaelische Wilhelms University (The University of Münster) in Germany.

The Board of Directors has determined that Dr. Dreismann should serve on the Board for the following reasons: He provides the Board with important business and managerial expertise from his more than 20 years at Roche, including specific expertise in developing and commercially launching diagnostic products. Furthermore, Dr. Dreismann has extensive experience in international markets, specifically in Europe, which is important as we seek to expand internationally. His scientific background and expertise also enable him to provide the Board with technical advice on product research and development. Dr. Dreismann has a diversified background in managing and serving as a director of several companies in the healthcare industry.

Dennis H. Langer, M.D., J.D., has been a director of Myriad since May 2004. From January 2013 to July 2014 he served as Chairman and Chief Executive Officer of AdvanDx, Inc. From August 2005 to May 2010, Dr. Langer served as Managing Partner of Phoenix IP Ventures, LLC. From January 2004 to July 2005, he was President, North America for Dr. Reddy’s Laboratories, Inc. From September 1994 until January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline, and its predecessor, SmithKline Beecham, including most recently as a Senior Vice President of Research and Development. He has a broad base of experience in innovative R&D companies such as Eli Lilly, Abbott and Searle. He is also a clinical professor at the Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer received a J.D. (cum laude) from Harvard Law School, an M.D. from Georgetown University School of Medicine, and a B.A. in Biology from Columbia University. He currently serves on the Board of Directors of Dicerna Pharmaceuticals, Inc. and Pernix Therapeutics Holdings, Inc. During the past five years, Dr. Langer served on the Boards of Delcath Systems, Inc. and Myrexis, Inc.

The Board of Directors has determined that Dr. Langer should serve on the Board for the following reasons: His medical background provides the Board with expertise on developing predictive, personalized, and prognostic testing products. Dr. Langer provides the Board with business and management expertise from senior positions at several major pharmaceutical companies, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. He brings international experience as we implement strategies for global expansion. Dr. Langer has a diversified background in managing and serving as a director of several companies in the healthcare industry.

S. Louise Phanstiel, a director of Myriad since September 2009, held several important positions at WellPoint, Inc. from 1996 to 2007, including as President, Specialty Products (2003 to 2007), Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman (2000 to 2003), and Senior Vice President, Chief Accounting Officer, Controller, and Chief Financial Officer for all WellPoint, Inc. subsidiaries, including Blue Cross of California (1996 to 2000). Previously, Ms. Phanstiel was a partner at the international services firm of Coopers & Lybrand where she served clients in life and property/casualty insurance, high technology, and higher education. She currently serves on the Board of Directors of Verastem, Inc. and the Stony Brook Foundation. Ms. Phanstiel received a B.A. degree in Accounting from Golden Gate University and is a Certified Public Accountant.

The Board of Directors has determined that Ms. Phanstiel should serve on the Board for the following reasons: She provides the Board with important expertise on the medical insurance industry based on her extensive experience in several senior positions at WellPoint and Blue Cross of California. This expertise is critical as we rely on third-party reimbursement for our molecular diagnostic services. Ms. Phanstiel also provides the Board with financial accounting and reporting expertise from her work at Coopers & Lybrand and as a Certified Public Accountant. In addition, she provides the Board with financial and investment expertise, as well as management expertise, resulting from managing and serving as a director of publicly-traded companies.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Myriad, either directly or indirectly. Based on this review, the Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market LLC: Mr. Best, Dr. Dreismann, Dr. Gilbert, Dr. Henderson, Dr. Langer, and Ms. Phanstiel.

Leadership Structure of the Board

The Board does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer because the Board believes that it is in our best interests to make that determination based on the position and direction of the Company and the membership of the Board. However, at this time, and since our inception, the Board has determined that having an independent director serve as Chairman of the Board is in the best interests of our stockholders. Thus, the roles of Chairman of the Board and Chief Executive Officer are separated. This structure ensures a greater role for the independent directors in the oversight of the Company and their active participation in setting agendas and establishing Board policies, priorities and procedures. This structure also allows the Chief Executive Officer to focus on the management of our day-to-day operations.

Board’s Role in the Oversight of Risk Management

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. It regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

Each of the Board’s committees also oversees the management of risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls and cash investment risks. The Nominating and Governance Committee oversees our compliance policies, Code of Conduct, conflicts of interest, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Board’s Consideration of Diversity

The Board and Nominating and Governance Committee do not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions. However, the Board and Nominating and Governance Committee strive to nominate individuals with a variety of diverse backgrounds, skills, qualifications, attributes and experience such that the Board, as a group, will possess the appropriate expertise, talent and skills to fulfill its responsibilities to manage the Company in the long-term interests of the stockholders.

Board’s Disclosure of Third Party Director and Nominee Compensation

No member of the Board of Directors has any agreement or arrangement with any person or entity other than the Company relating to compensation or other payment in connection with the Director’s service as a Director of the Company.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended June 30, 2017, or fiscal 2017, there were six meetings of the Board of Directors, and the various committees of the Board met a total of 11 times. No director attended fewer than 75 percent of the total number of meetings and of committees of the Board on which he or she served during fiscal 2017. The Board has adopted a policy under which each member is encouraged, but not required to attend each Annual Meeting of Stockholders. At the time of our 2016 Annual Meeting, all members of the Board of Directors were in attendance.

Audit Committee. Our Audit Committee met five times during fiscal 2017. This committee currently has three members: Ms. Phanstiel (chair), Mr. Best, and Dr. Langer. The Audit Committee’s roles and responsibilities are set forth in its written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements; considers matters relating to accounting policy and internal controls; reviews the scope of annual audits; and monitors our processes for complying with laws, regulations and our Code of Conduct. Our Board of Directors has determined that all members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The NASDAQ Stock Market LLC, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Phanstiel is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. A copy of the Audit Committee’s written charter is publicly available on the Investor Information – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met two times during fiscal 2017. This committee currently has three members: Dr. Dreismann (chair), Dr. Gilbert, and Dr. Henderson. The Compensation Committee’s role and responsibilities are set forth in its written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also is responsible for evaluating and determining the compensation of our President and Chief Executive Officer, and conducts its decision making process with respect to that issue without the President and Chief Executive Officer present. The Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain qualified executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least two times per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of these matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee. A copy of the Compensation Committee’s written charter is publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers is included below in the section entitled “Executive Compensation — Compensation Discussion and Analysis.” The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its duties. For purposes of our fiscal year 2017 executive compensation determinations, the Compensation Committee retained Mercer (US), Inc. (“Mercer”) to update our peer group of companies and provide competitive market data on the salaries and short-term and long-term incentive compensation of executive officers at comparable companies within our industry. Mercer also was engaged to provide the Compensation Committee an analysis of, and recommendations for, annual salary compensation, short-term incentive compensation, and long-term incentive compensation for the President and CEO and other executive officers. Mercer performs services solely on behalf of the Compensation Committee and has no relationship with Myriad or its management except as may relate to performing such services. The Compensation Committee has assessed the independence of Mercer pursuant to SEC rules and the corporate governance rules of The NASDAQ Stock Market LLC and concluded that no conflict of interest exists that would prevent Mercer from independently representing the Compensation Committee.

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Governance Committee. Our Nominating and Governance Committee met two times during fiscal 2017. This committee currently has three members: Dr. Langer (chair), Dr. Henderson, and Ms. Phanstiel. This committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, identifying and evaluating potential candidates and recommending the director nominees for election, developing and recommending corporate governance guidelines applicable to us, and reviewing and approving potential or actual conflicts of interest between our executive officers or members of the Board. The committee also oversees the annual Board performance evaluations, which may be submitted anonymously at the discretion of the director concerned, as well as our policy on plurality voting for director elections, which is described in “Proposal 1 — Election of Directors” of this proxy statement. The Board of Directors has determined that all members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market LLC.

If a stockholder wishes to nominate a candidate for director who is not included in our proxy statement, the stockholder must follow the procedures described in our Restated By-Laws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment; business and professional skills and experience; independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board; and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration by the Nominating and Governance Committee under our corporate governance policies, for each annual meeting, the Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5 percent of common stock for at least one year. All stockholder recommendations for proposed director nominees must be made in writing to the Nominating and Governance Committee, care of Myriad’s Secretary at 320 Wakara Way, Salt Lake City, Utah 84108, and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s Annual Meeting. The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	The name, address and telephone number of the recommending stockholder;

•	The number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•	If the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively, the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

•	A statement from the recommending stockholder as to the good faith intention to continue to hold such shares through the date of the next annual meeting.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	The information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act;

•	A description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	A description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

•	The contact information for the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board and to the governance of Myriad and must state whether, in the stockholder’s view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Myriad. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the Nominating and Governance Committee and interviewed if the Nominating and Governance Committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

•	Candidates should possess the highest personal and professional standards of integrity and ethical values;

•	Candidates must be committed to promoting and enhancing the long-term value of Myriad for its stockholders;

•	Candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Myriad;

•	Candidates must have demonstrated achievements in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	Candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

•	Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to Myriad, including governance concerns, regulatory obligations, strategic business planning, competition and basic concepts of accounting and finance; and

•	Candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

In addition, the Nominating and Governance Committee will take into account the extent to which the candidate would fill a present need on the Board, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The NASDAQ Stock Market LLC.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

The descriptions of our corporate governance policies contained in this proxy statement are qualified in their entirety and subject to the terms of such policies as modified by the Board of Directors from time to time. The following corporate governance documents are publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com:

•	Policy on Annual Shareholder Meeting Attendance by Directors;

•	Policy on Security Holder Communications with Directors;

•	Policy on Security Holder Recommendation of Candidates for Election as Directors;

•	Procedures for Security Holders Submitting Nominating Recommendations;

•	Policy Regarding Qualifications of Directors;

•	Policy For Handling Complaints Regarding Accounting and Auditing Matters and Code of Conduct Matters;

•	Policy on Plurality Vote for Director Elections;

•	Policy on Limiting Service on Public Company Boards;

•	Policy on New Director Orientation;

•	Policy on Continuing Education for the Board;

•	Policy on Related Person Transactions;

•	Director and Executive Officer Stock Ownership Guidelines;

•	Equity Award Holding Requirements for Named Executive Officers;

•	Corporate Governance Principles;

•	Corporate Code of Conduct and Ethics and Whistleblower Policy;

•	Policy on Incentive Compensation Repayment;

•	Nominating and Governance Committee Charter;

•	Audit Committee Charter;

•	Compensation Committee Charter; and

•	Strategic Committee Charter.

Strategic Committee. Our Strategic Committee met two times during fiscal 2017. This committee currently has three members: Dr. Henderson (chair), Mr. Best and Dr. Dreismann. The committee’s roles and responsibilities are set forth in the Strategic Committee’s written charter and include advising and consulting with senior management on a broad range of strategic initiatives and making recommendations to the Board regarding such opportunities. A copy of the Strategic Committee’s written charter is publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Compensation Committee Interlocks and Insider Participation. Our Compensation Committee currently has three members: Dr. Dreismann (Chair), Dr. Gilbert, and Dr. Henderson. No member of our Compensation Committee has at any time been an employee of the Company. None of our executive officers is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of directors or Compensation Committee.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (801) 584-1143. However, any stockholder who wishes to address questions regarding our business directly with the Board of Directors, or any individual director, should send his or her questions in writing to the Chairman of the Board or a designated member of the Board at 320 Wakara Way, Salt Lake City, Utah 84108. Communications will be distributed to the Board, to the Nominating and Governance Committee, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	Junk mail and mass mailings;

•	Resumes and other forms of job inquiry;

•	Surveys; and

•	Solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any outside director upon request.

Executive Officers

The following table sets forth the name, age (as of September 1, 2017) and position of each of our current executive officers:

Name	Age	Position
Mark C. Capone	55	President and Chief Executive Officer and Director
Alexander Ford	50	President, Myriad Genetic Laboratories, Inc.
Gary A. King	61	Executive Vice President, International Operations
Jerry S. Lanchbury, Ph.D.	58	Chief Scientific Officer
Richard M. Marsh, Esq.	59	Executive Vice President, General Counsel and Secretary
Ralph L. McDade, Ph.D.	62	President, Myriad RBM, Inc.
R. Bryan Riggsbee	46	Chief Financial Officer and Treasurer
Bernard F. Tobin	55	President, Crescendo Bioscience, Inc.
Mark Verratti	49	President, Assurex Health, Inc.

Mark C. Capone. Please see biography above under “Management and Corporate Governance — The Board of Directors.”

Alexander Ford, President of Myriad Genetic Laboratories, Inc. (“MGL”), a wholly owned subsidiary of Myriad, has served in his current role since July 1, 2015. Mr. Ford joined Myriad in June 2010. Before being named to his current position, he served as the Chief Commercial Officer of MGL. Prior to joining Myriad, Mr. Ford held leadership positions at Novartis, Sanofi-Aventis, Nektar Therapeutics and Pfizer in the areas of Marketing Research, Product Marketing, Managed Care, Sales and Business Development. He has more than 25 years of experience in the pharmaceutical and biotechnology industries. Mr. Ford received his B.A. degree in Communications from the University of North Carolina, Wilmington and his M.A. degree from New York University.

Gary A. King, Executive Vice President, International Operations, joined us in July 2010. Mr. King has been employed in the life sciences industry for more than 25 years. From June 2008 to June 2010, he was the Chief Executive Officer of AverDx Incorporated, an international biotechnology company that develops novel biomarker diagnostics for critical diseases. From June 2002 to February 2008, he served as Vice President, International Operations at Biosite Incorporated, a developer of diagnostic products and antibody development technologies where he spent six years building and leading all of the company’s commercial activities outside the United States. Mr. King received his B.A. degree in Zoology from Pomona College and a M.B.A. degree from Stanford University.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer, joined the Company in September 2002 as Senior Vice President of Research. In July 2005 he was appointed Executive Vice President of Research, a position he held until he was named to his current position in February 2010. Dr. Lanchbury came to us from GKT School of Medicine, King’s College where he had served as Reader in Molecular Immunogenetics and Head of Molecular Immunogenetics Unit since 1997. Dr. Lanchbury earned his Ph.D. from the University of Newcastle upon Tyne and 1st Class Honours, B.Sc. “Biology of Man & his Environment” degree from the University of Aston.

Richard M. Marsh, Esq., Executive Vice President, General Counsel and Secretary, joined Myriad in November 2002. He previously served as Director of Intellectual Property (2001-2002), Acting General Counsel and Secretary (2000-2001), and Director of Commercial Legal Affairs (1998-2000) for Iomega Corporation. Mr. Marsh served as a partner with the law firm of Parsons, Behle & Latimer in Salt Lake City from 1989 to 1998. He received an LL.M. degree in Taxation from Georgetown University Law Center, a J.D. degree, magna cum laude, from Thomas M. Cooley Law School, and a B.S. degree in accounting from Brigham Young University, and was formerly a Certified Public Accountant.

Ralph L. McDade, Ph.D., President of Myriad RBM, Inc., a wholly owned subsidiary of Myriad, has served in his current role since January 2014. Previously, he served as Chief Operating Officer of Myriad RBM. Dr. McDade was formerly Strategic Development Officer for Myriad RBM and was in that position since the company’s inception in 2002. Prior to joining Myriad RBM, he was Chief Scientific Officer for Luminex Corporation from 1996 to 2002, where he was closely involved with the development of xMAP technology. Dr. McDade received his Ph.D. in Microbiology from the University of Texas Southwestern Medical School in 1980. Following postdoctoral training at The University of Connecticut Medical Center in Farmington, he held faculty positions at the Rockefeller University in New York and at Louisiana State University School of Medicine in New Orleans.

R. Bryan Riggsbee, Chief Financial Officer and Treasurer, joined us in October 2014. He previously served 10 years with Laboratory Corporation of America (LabCorp) where his most recent position was as Senior Vice President of Corporate Finance with responsibility for the financial planning and analysis and treasury functions. Prior to LabCorp, Mr. Riggsbee served in various finance roles with General Electric and began his career in the audit division of KPMG. He received a B.A. in Accounting from North Carolina State University, a B.A. in political science from the University of North Carolina at Chapel Hill and an M.B.A. from Northwestern University. Mr. Riggsbee is a Certified Public Accountant licensed in the State of North Carolina.

Bernard F. Tobin, President of Crescendo Bioscience, Inc., has served in that role since January 2015. He previously held several senior positions at Amgen over the course of 8 years, including Executive Director of National Accounts, General Manager of both the Netherlands and Brazil, and Global Head of Commercial Excellence. In addition, he led the global integration of business development acquisition in more than 100 countries. Prior to that, Mr. Tobin held a variety of leadership roles in the commercial organization at Eli Lilly and Co. over the course of 16 years. He received his B.S. degree in public service and administration from Iowa State University and his M.B.A from the Fuqua School of Business, Duke University.

Mark Verratti, President Assurex Health, Inc., a wholly owned subsidiary of Myriad, has served in his current role since August 1, 2017. He previously served as SVP, Chief Sales and Business Development officer at Assurex since January 2016. Mr. Verratti also held senior leadership positions with Cyberonics (now known as LivaNova) from 2005-2016, and earlier with Forest Pharmaceuticals where he led commercial teams with revenues approaching $500 million dollars. He received a B.S. in Life Sciences with a minor in Physiology from The Pennsylvania State University.

We have employment agreements with all of our executive officers. The employment agreements for each of our named executive officers are described elsewhere in the proxy statement under the caption “Executive Compensation — Narrative Disclosure to Summary Compensation Table and 2017 Fiscal Year Grants of Plan-Based Awards Table.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

We are a leading molecular diagnostic company, with the goal of providing physicians and their patients with critical information to guide healthcare management. Our goal is to manage our business to maximize the value we provide through our services, making the Company more successful and valuable, and hence maximizing our long-term stockholder value. Our compensation programs are designed to support these goals, with the primary objectives of attracting and retaining executive talent, motivating our executive officers through pay-for-performance metrics to enhance our growth and profitability, and increasing long-term stockholder value.

The four principal components of our compensation program for executive officers are:

•	Annual salary;

•	Short-term incentive compensation in the form of an annual cash incentive bonus;

•	Long-term incentive compensation in the form of a three-year cash incentive bonus; and

•	Long-term incentive compensation in the form of restricted stock units or RSUs, subject to time-based vesting, with a performance-based factor applicable to our NEOs.

We believe that these compensation components provide the appropriate balance of short-term and long-term compensation and incentives to our executives to drive our performance, success and long-term growth. As indicated in the charts below, our pay mix largely follows that of our peers, with the majority of our compensation in the form of long-term incentive compensation.

Peer Pay Mix data is a composite of our peer group data and published survey data.

Our compensation program seeks to align compensation with Company performance, and hence reward our executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions. Each year our Compensation Committee approves Management Business Objectives (“MBOs”) for each executive officer that consist of (i) pre-established financial performance targets for the Company such as revenue and adjusted operating income (“Company Financial MBOs”), and (ii) individual objectives tailored to each executive (“Individual MBOs”). The Compensation Committee reviews the achievement of these MBOs in determining compensation to be paid to our executive officers. The Compensation Committee believes that the MBOs are based on an appropriate mix of financial performance targets and individual objectives that provide appropriate pay-for-performance metrics to incentivize executive officers to increase our profitability, success and long-term stockholder value.

Fiscal Year 2017 Performance

For fiscal year 2017 our revenues were up two percent year-over-year to $771 million, GAAP earnings per share of $0.32 and pro forma earnings per share of $1.05. During fiscal year 2017, we believe we accomplished many of our strategic objectives that positions the Company for long-term growth. We made substantial progress on our five strategic critical success factors to: i) stabilize hereditary cancer revenue, ii) grow new product volume, iii) expand reimbursement coverage for new products, iv) increase RNA kit revenue internationally, and v) improve profitability with our Elevate 2020 Program.

We continued generating strong cash flows from operations and in fiscal year 2017 we generated over $100 million in GAAP free cash flow. We ended the year with $199 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, paying down debt associated with recent acquisitions, business development activities and share repurchases.

An explanation of the adjustments to our GAAP financial measures used in this proxy and a reconciliation of the adjusted financial measures to the comparable GAAP financial measures are included in Appendix A to this proxy statement.

During fiscal year 2017 we reduced the level of our share repurchases to 1.6 million shares as we focused on reducing the balance on our credit facility associated with the Assurex acquisition. Since fiscal year 2010, we have purchased over 49 million shares of our common stock under our stock repurchase program for $1.239 billion at a weighted average price of $25.18 per share.

Focusing on our longer-term growth, over the past five years, we have accomplished a 5 percent compound annual growth rate (“CAGR”) for revenues.

Over the past five years, we experienced a 2 percent annual stockholder return on our stock price versus a 16 percent return for the NASDAQ composite index reflecting the increased competition we faced after the early patent expiration of key hereditary cancer patents covering greater than ninety percent of our revenue in fiscal year 2014. Additionally, we ended the first quarter of our fiscal year 2018 with a stock price of $36.18, which represents a 40% increase in our stock price over our fiscal year 2017 year-end price. Taking into account our first quarter of fiscal year 2018, we experienced a 76% return on our stock price over the past twelve months for the quarter ending September 30, 2017 versus 22% for the NASDAQ composite index over the same period.

In addition to our financial results during fiscal year 2017, we also achieved the following progress on our five critical success factors:

Stabilize Hereditary Cancer Revenue

•	Achieved fiscal year 2017 hereditary cancer revenue of $569 million which was nearly identical to the revenue in fiscal year 2013, the year before the U.S. Supreme Court BRCA patent decision.

•	Returned hereditary cancer business to year-over-year volume growth, with the fiscal fourth quarter at a 6 percent year-over-year growth rate.

•	Signed long term contracts with payers representing 86 percent of revenue for our hereditary cancer business.

•	Signed preferred provider agreements with U.S. Oncology and the Integrated Oncology Network (ION).

•	Launched customizable gene panel option increasing market penetration with academic and genetic customers.

Grow new product volume

•	Grew new product volumes by 20 percent in aggregate when normalized for full-year 2016 volumes.

•	Completed the largest acquisition in our history and successfully integrated the Assurex business with revenues exceeding expectations and having achieved profitability in less than nine months.

•	GeneSight test volume grew 45 percent when normalized for a full year, and is now our highest volume test at a run rate of over a quarter of a million tests per year, and would represent revenue of $500 million per year if fully reimbursed.

•	Completed the acquisition and integration of Sividon which brought EndoPredict to Myriad, a second generation test to guide treatment decisions for breast cancer patients that markedly outperformed the first generation test.

•	EndoPredict volume grew 67 percent in fiscal year 2017 and was launched in the US market in the third quarter.

•	Vectra DA returned to sequential volume growth in the last two quarters of the year and demonstrated that it was the most predictive disease activity measure for rheumatoid arthritis with more than three times the predictive power of standard of care measures.

•	Prolaris maintained its market leadership position as a prostate cancer prognostic with volumes increasing 26 percent.

•	Completed validations for myPath Melanoma which demonstrated that the test is the most accurate diagnostic for differentiating benign lesions from melanoma, with an extensive dossier submitted for reimbursement to Medicare and private payers.

•	Validated that myChoice HRD can identify patients with enhanced response to PARP inhibitors, and validated BRACAnalysis CDx as a companion diagnostic with AstraZeneca’s Olaparib in a new 60,000 patient per year metastatic breast cancer market.

Expand reimbursement coverage for new products

•	Increased reimbursement for Prolaris from 35 to 50 percent of the total addressable market as the first test to receive a Medicare LCD expansion for favorable intermediate patients.

•	Increased coverage for EndoPredict by over 120 million commercial covered-lives and received a favorable Medicare draft LCD, which if approved, will attain reimbursement for greater than 75 percent of the total addressable market.

•	Completed enrollment in our landmark 1,200 patient clinical utility study for GeneSight with results expected by the end of calendar year 2017.

•	Published health economic studies for GeneSight demonstrating first year savings of $2,500 and completed a number of payer demonstration projects with large national payers including United Healthcare, Humana and Anthem.

•	Advanced reimbursement with Vectra DA by increasing enrollment in the prospective clinical utility study, initiating a number of payer demonstration projects, and providing strong evidence for inclusion in ACR guidelines this fall.

•	Added additional management capabilities during the year and implemented a number of innovative new approaches to accelerate reimbursement, including the portfolio approaches used in many of our new long-term contracts.

Increase RNA kit revenue internationally

•	Grew EndoPredict revenue by 69 percent year-over-year.

•	Received reimbursement approval in France, Quebec, and an expanded number of German sites and laid the groundwork for favorable decisions in the United Kingdom, additional Canadian provinces, and further expansion in German reimbursement sites in fiscal year 2018.

•	Advanced our kit based initiatives for Prolaris and myPath Melanoma in fiscal year 2017 and plan to complete the validation of these products in fiscal year 2018.

Improve profitability with Elevate 2020

•	In the fourth-quarter of fiscal year 2017 we introduced a new program called Elevate 2020 with a goal of increasing fiscal year 2020 operating profit by $50 million through cost reduction initiatives and strategic projects to grow revenue. Several programs were initiated in the fiscal fourth quarter which we anticipate will drive a $17 million improvement in operating profit in fiscal year 2018.

Performance Pay for Fiscal Year 2017

To reflect our pay for performance philosophy, based on the Company’s performance for fiscal year 2017, our Compensation Committee:

•	reduced the respective fiscal year 2017 annual cash incentive bonuses awarded to our NEOs by 10 to 18 percent of target based on each NEO’s individual MBO score to reflect the degree to which annual targets were achieved;

•	awarded no compensation under our fiscal year 2015-2017 three-year, long term cash incentive plan because target thresholds were not achieved; and

•	in connection with our Elevate 2020 Program and our efforts to increase our annual operating profitability, accepted the recommendation of our executive officers to freeze the annual base salary of our executive officers for fiscal year 2018.

Additionally, the Compensation Committee determined to freeze the level of RSUs awarded to our executive officers at the levels awarded in fiscal year 2016 aligning total compensation to our goal of between the 50th to 75th percentile of our compensation benchmarks.

Say-on-Pay Results

At our last annual meeting of stockholders in December 2016, we held a stockholder advisory vote on the fiscal year 2016 compensation of our NEOs. This is generally referred to as a “Say-on-Pay” vote. ISS and Glass Lewis recommended for the approval of our Say-on-Pay vote and our stockholders approved the compensation of our NEOs with 95 percent of stockholder votes cast in favor of our Say-on-Pay resolution for fiscal year 2016. Notwithstanding this high approval percentage, we continued our outreach to our stockholders to identify and understand feedback that they may have about our executive compensation with the goal of sustaining a high level of approval. Our stockholders consistently made the following comments:

•	Continued support for switching from granting stock options to restricted stock units and the stated goal to target compensation at the 50th to 75th percentile of our compensation benchmarks;

•	Support for CEO and CFO total compensation to be within the 50th to 75th percentile of our compensation benchmarks; and

•	Recommendation to continue the alignment of performance metrics for our three-year long term cash incentive plan to our disclosed strategic goals.

Additionally, we considered concerns raised by ISS and Glass Lewis with respect to our executive compensation program regarding (i) our Board of Directors’ discretion to accelerate vesting on equity incentive awards, (ii) the lack of a one year minimum vesting requirement for all equity awards, and (iii) that the Company’s Claw Back Policy does not provide for the recoupment of equity incentive compensation. We have addressed these items as discussed below.

Changes To Our Pay Practices and Philosophy

In response to the feedback expressed by our stockholders, ISS and Glass Lewis, we are making the following changes, or continuing prior responsive practices, to our executive compensation program:

•	We have amended our Claw Back Policy to now require an executive officer to repay to us the amount of any cash and equity incentive compensation that an executive officer receives to the extent that:

○	the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurred within 12 months of such payment;

○	the executive officer had engaged in theft, dishonesty or intentional falsification of documents or records that resulted in the obligation to restate our financial results; and

○	a lower cash or equity incentive compensation payment would have been made to the executive officer based upon the restated financial results.

•	We have approved, subject to shareholder approval at our 2017 Annual Meeting of Stockholders, our new 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”) to address comments of our shareholders, ISS and Glass Lewis. Specifically our 2017 Plan, provides:

○	to continue our efforts to reduce the dilutive impact of equity compensation awards on our shareholders, any stock right awarded under the 2017 Plan must be in the form of a restricted stock unit or a restricted stock grant;

○	incentive stock options and non-qualified options will not be permitted under the 2017 Plan;

○	all stock rights awarded must have a minimum vesting period of at least one year (we have historically provided for a four year vesting period for our equity incentive awards, and intend to continue that practice);

○	the vesting of any stock right awarded under the 2017 Plan cannot be accelerated from the original grant vesting schedule except in connection with death, disability or a change in control; and

○	the 2017 Plan does not permit the payment of any dividend on any stock right which is not fully vested.

•	Based on the 2017 Mercer Executive Compensation Review for fiscal year 2017, total compensation for our President and CEO was below the 50th percentile of our compensation data, and the total compensation for our other executive officers was within, or below, the 50th and 75th percentiles of our compensation data; and

•	The performance target metrics for our 3 year cash incentive plan for fiscal years 2018- 2020 have performance metrics which align with our strategic goals based on revenue growth, adjusted operating margin, and diversification from non-hereditary cancer revenue.

Pay Practices

Previously, we adopted other practices that reflect the high standards our Compensation Committee seeks to attain for our compensation philosophy and pay practices, such as:

•	The period required for full vesting of restricted stock units shall be greater than four years;

•	All restricted stock units awarded to our NEOs are granted subject to a predetermined, objective, formula-based, financial performance metric;

•	Stock ownership guidelines for our directors (three times annual cash retainer) and executive officers subject to Section 16 reporting (for President and CEO, three times annual base salary, and for other executive officers, two times annual base salary);

•	Annual cash bonus an executive officer may receive is capped at a percent of his or her target bonus percentage amount;

•	Prohibiting any tax gross-up payments by the Company with respect to compensation paid to any employees or directors;

•	Prohibiting hedging the economic risk of holding our stock, including trading in our stock on a short-term basis, short sales of our stock and similar transactions, for which waivers are not granted;

•	Prohibiting the pledge or use of our stock to secure a margin or other loan, for which waivers are not granted;

•	Prohibiting the Company’s repurchase of underwater stock options under our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, (the “2010 Plan”);

•	Prohibiting the repricing of stock options and other awards under our 2010 Plan without stockholder approval;

•	Prohibiting the grant of in-the-money stock options under our 2010 Plan; and

•	Employing each executive officer on an “at will” basis without any guarantee as to employment term, salary, or bonus.

In connection with the annual review of our executive compensation program and compensation pay components, we will continue our general approach of establishing Company Financial MBOs and Individual MBOs for our executive officers. These MBOs assist the Compensation Committee in evaluating the performance of our executive officers and to then reward them through short- and long-term incentive compensation for the value they deliver to our stockholders as demonstrated by the enhanced growth and profitability of the Company.

Fiscal Year 2017 Named Executive Officer Compensation

Elements of our Compensation Program

The compensation program for our executive officers consists principally of a base salary, an annual cash incentive bonus, long-term compensation in the form of a three-year cash incentive bonus award and equity incentive compensation in the form of restricted stock units with a performance-based factor applicable to our NEOs. We believe that these elements of our compensation strike an appropriate balance to incentivize and reward our executive officers for ongoing, short- and long-term performance. An annual base salary provides the foundation of our compensation program and ensures that the executive officer is being paid ongoing compensation, which allows us to attract and retain high-quality talent. The annual cash incentive bonus forms an important part of our compensation strategy by providing an incentive to reward short-term performance as measured by Company performance and accomplishment of individual MBOs. The long-term cash incentive bonus awards and equity incentive compensation also form an important part of our compensation strategy. These incentive bonus awards and equity grants reward our executive officers for the long-term performance of Myriad, and help to ensure that our executive officers have a stake in our long-term success by providing an incentive to improve our overall growth and value. For example, under our long-term cash incentive awards, performance metrics are measured by achieving three-year financial performance targets reflecting growth of revenue, diversifying revenues and improving operating margins. These performance metrics align with our strategic goals and objectives and thus aligns the executive officers’ interests with stockholders’ long-term interests.

The Compensation Committee, in collaboration with management, attempts to develop an overall compensation program that incentivizes the executive officers to achieve their objectives without encouraging them to take excessive risks to the business. We believe that this is accomplished through the balance of the various elements of our compensation program, including the establishment of annual MBOs for each of the executive officers to appropriately guide their performance objectives, establishment of preset annual and three-year growth financial performance targets, and preset limits on cash incentive compensation.

Formulating and Setting Executive Compensation

The Compensation Committee is responsible for formulating, evaluating and approving the compensation, including the award of equity compensation, for our executive officers, including our President and CEO. The Compensation Committee also assists the full board in establishing appropriate incentive compensation and equity-based plans generally for all employees and is responsible for administering these plans.

For fiscal year 2017, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) for the purpose of updating our peer group of companies and to provide competitive market data on the salary, short-term incentive compensation and long-term incentive compensation of executive officers at comparable companies within our industry. The Compensation Committee uses this competitive market data on compensation in determining annual salary compensation, short-term (annual) incentive compensation and long-term incentive compensation (both cash and equity incentive compensation) for the President and CEO and other executive officers of the Company (the “2017 Mercer Executive Compensation Review”).

As a basis for the source market data for the 2017 Mercer Executive Compensation Review, Mercer utilized compensation data from the following group of 15 peer companies, which is our peer group from last fiscal year. We believe the selected peer group of companies reflects our industry and aligns with the ISS Glass Lewis selected peer group for Myriad. Presently, 10 of the 15 companies in our peer group are companies which were selected by ISS as part of ISS’s compensation pay review from last year, and 9 of the 15 companies in our peer group of companies are companies selected by Glass Lewis as part of Glass Lewis’ compensation pay review from last year.

Acorda Therapeutics, Inc.	Alexion Pharmaceuticals, Inc.	Alkermes plc
Biomarin Pharmaceutical, Inc.	Cepheid	Hologic, Inc.
IDEXX Laboratories, Inc.	Illumina, Inc.	Insys Therapeutics, Inc.
Medivation, Inc.	Quidel Corporation	Regeneron Pharmaceuticals, Inc.
ResMed, Inc.	United Therapeutics Corporation	Vertex Pharmaceuticals, Inc.

In addition, Mercer gathered competitive market data from published survey data in the biotech industry for similarly sized entities as reflected in the 2016 Mercer US Global Premium Executive Remuneration Suite and the 2017 Radford Global Life Sciences Survey. To determine competitive market compensation, where possible, composite survey data were equally blended with the proxy data from our peer group set forth above. Compensation data for the peer group were collected from available proxy-disclosed data. This information was gathered and analyzed for the 25th, 50th and 75th percentiles for annual salary, short-term incentive pay elements and long-term incentive pay elements. Where possible, our executive officers were matched to appropriate proxy and survey positions based on job content and level of responsibility. Proxy-based and survey-based salaries were aged to 2017 at an annual rate of 3 percent, the average 2016/2017 salary increase for executives in the U.S. Restricted stock units were valued at fair market value (the closing price of our common stock) on the date of grant.

We believe that the compensation information obtained from the 2017 Mercer Executive Compensation Review provides us appropriate compensation data and benchmarks, because it is derived from companies that are in our industry, share similar corporate structures, and have similar factors such as number of employees, market value, revenues, net income, product pipeline and gross margins. Through Mercer, we have selected those companies that we believe represent the various factors of our business as outlined above.

Utilizing the composite peer group data provided to us in the 2017 Mercer Executive Compensation Review, the Compensation Committee analyzed, among other criteria, the average salary, short-term incentive bonus compensation and long-term incentive bonus compensation (both cash and equity compensation) for each of our executive officers at the 25th, 50th and 75th percentile ranges. In addition, for long-term incentive equity compensation, the Compensation Committee analyzed, among other criteria, the average equity compensation for each of our executive officers at the 25th, 50th and 75th percentile range from the Mercer composite compensation data. The Compensation Committee also analyzed our equity burn rate, issued equity overhang, total equity overhang and stockholder value transfer. Finally, the Compensation Committee considered the number of restricted stock units awarded to executive officers as a group, as compared to all restricted stock units awarded. In so doing, the Compensation Committee noted that it anticipates that this ratio will continue to be weighted toward the executive officer group as we transition away from our historical practice of granting equity incentive compensation to all employees. For example, new employees below the director level are now compensated under our profit sharing plan, rather through equity compensation.

The Compensation Committee has approved a pay-for-performance philosophy for the compensation of our executive officers that is intended, in general, to provide base salary, bonus and total compensation within the 50th to 75th percentile of comparable companies in our industry. However, we may award compensation above the 75th percentile when deemed appropriate to further promote and achieve the primary objectives of our compensation programs. The comparable group of companies on which we rely to corroborate our determinations are those represented by the peer groups utilized in the Mercer Executive Compensation Review and those that participated in the industry survey reports used by Mercer. Within the scope of this pay-for-performance philosophy, we have determined the various components of each executive’s compensation package based on various factors, including: the executive’s particular background, training and relevant work experience; the executive’s role and responsibilities and the compensation paid to similar persons in comparable companies represented in the compensation data that we utilized; the demand for individuals with the executive’s specific talents and expertise and our ability to attract and retain comparable talent; Company Financial MBOs and Individual MBOs; the other expectations of the executive for the position; and the comparison to other executives within our Company having similar skills and experience levels and responsibilities.

Base Salary

Each year we evaluate base salaries as part of our management performance program, and establish each executive’s base salary for the ensuing year. In establishing base salaries, we assess the executive officer’s performance in each of the areas in which MBOs were established, the financial performance of the Company in the areas of responsibility of the executive officer, the overall financial performance of the Company, the experience of the executive, the executive’s role and responsibilities and particular background, and other significant accomplishments and contributions of the executive officer. An executive’s base salary is also evaluated together with other components of the executive’s compensation.

As part of our Elevate 2020 Plan and our goal of increasing our operating profitability, our executive officers recommended, which the Compensation Committee accepted, to not receive a cost-of-living adjustment or other increase to their base salaries for fiscal year 2018. Accordingly, for fiscal year 2018, the base salary of our President and CEO and CFO and Treasurer are both below the 50th percentile of base salaries for our peer group as provided in the 2017 Mercer Executive Compensation Report.

Name and Position	Fiscal 2018 Base Salary ($)	Fiscal 2017 Base Salary ($)	% Increase
Mark C. Capone President and Chief Executive Officer	852,000	852,000	0%
Alexander Ford President, Myriad Genetic Laboratories, Inc.	499,200	499,200	0%
R. Bryan Riggsbee Chief Financial Officer and Treasurer	432,000	432,000	0%
Jerry S. Lanchbury, Ph.D. Chief Scientific Officer	493,782	493,782	0%
Richard M. Marsh Executive Vice President, General Counsel and Secretary	493,782	493,782	0%

We believe that maintaining all of our executive officers’ base salary at FY 2017 levels reflects the commitment and contribution of the executive officers to our goal of increasing our operating profitability, while being set at a level that appropriately attracts and retains key talent necessary to support the continued growth of the Company.

Annual Cash Incentive Bonus

The annual cash incentive bonus amount is determined as part of our management performance program. As a part of this review, we assess the executive officer’s performance in each of the areas in which MBOs were established, our financial performance in the areas of responsibility of the executive officer, our overall financial performance and other significant accomplishments and contributions of the executive officer.

For fiscal year 2017, for purposes of determining the annual cash incentive bonuses paid to our NEOs and executive officers, other than our President and CEO, the Compensation Committee used a formulaic approach, based on a target incentive bonus as a percentage of base salary determined in early fiscal year 2017, Company performance, and the achievement of MBOs. The target incentive bonus as a percentage of base salary for each executive officer ranged from 45 to 60 percent, depending on the responsibilities and experience of the executive officer, and was based on the target incentive bonus percentage from our peer group for each of the individual executive officers. The annual cash incentive bonus amount for each executive officer was then determined based on the following formula: annual base salary of the executive officer times (a) the executive officer’s applicable target incentive bonus percentage, and times (b) the executive officer’s performance goals score (based on degree of accomplishment of Company Financial MBOs and Individual MBOs as determined by the Compensation Committee). The annual cash bonus amount is capped, and, as a percentage, can never exceed 130 percent of the executive officer’s applicable target incentive bonus percentage.

For fiscal year 2017, our pre-established financial performance targets were based on our revenues and adjusted operating income. We achieved $771 million in revenues and adjusted operating income of $97 million. Based on these financial results, compared to the pre-established targets, the Compensation Committee determined that the Company Financial MBOs applicable to each executive officer had been achieved at the 87 percent level. Each executive officer was then scored on his or her Individual MBOs, as discussed below for our NEOs under “Named Executive Officer Performance for Fiscal 2017”. The composite MBO performance scores for the executive officer group ranged from 80 to 95 percent. Because we only partially achieved the revenue and adjusted operating income performance goals we set, and based on the accomplishment of Individual MBOs for the executive officer group, the annual cash incentive bonus for fiscal year 2017 for the executive officer group was reduced by 5 to 20 percent, respectively, from target levels for each of the executive officers.

For our President and CEO, the Compensation Committee approved pre-determined, objective, formula-based financial performance metrics, along with the achievement of Individual MBOs which cannot increase but may only reduce his cash incentive bonus. The annual cash incentive bonus for our President and CEO was granted under our 2013 Executive Incentive Plan (the “Section 162(m) Incentive Plan”), which is a plan that permits qualifying executive compensation to be deducted for federal income tax purposes under Section 162(m). Based on the responsibilities and experience of our President and CEO, and based on the target incentive bonus percentages from our peer group, the Compensation Committee set the target incentive bonus as a percentage of base salary at 100% for our President and CEO. Accordingly, our President and CEO’s cash incentive bonus for fiscal year 2017 was determined based on the following formula:

Base Salary × Target Incentive Bonus Percentage (100%) × Total Performance Factor.

The Total Performance Factor was based on fiscal year 2017 Company revenues and adjusted operating income and is calculated as follows:

(the Revenue Performance Factor × 0.50) + (the Adjusted Operating Income Performance Factor × 0.50).

The Revenue Performance Factor equals the quotient of fiscal year 2017 total revenues divided by the designated total revenue target for fiscal year 2017. The Adjusted Operating Income Performance Factor equals the quotient of fiscal year 2017 adjusted operating income divided by the designated adjusted operating income target for fiscal year 2017. However, as set forth in the Section 162(m) Incentive Plan in no event may the Total Performance Factor exceed 130% and so there is a separate cap on the total amount that can be paid. The Compensation Committee has the discretion to reduce the amount payable based on the accomplishment of the Individual MBOs or for any other reason in the discretion of the Compensation Committee but it may not increase the amount of the award.

Based on our financial results for fiscal year 2017, the Compensation Committee determined that Mr. Capone had achieved a Total Performance Factor of 87%. Accordingly, the Compensation Committee awarded an annual cash incentive bonus for Mr. Capone for fiscal year 2017 in the amount of $741,240.

The Compensation Committee determined the annual cash incentive bonuses for our NEOs for fiscal year 2017 as set forth in the chart below.

Name and Position	Target Incentive Bonus (as a % of Fiscal 2017 Base Salary)	MBO Performance Goals Score (as a %)	Fiscal 2017 Bonus Payment ($)
Mark C. Capone President and Chief Executive Officer	100	87	741,240
Alexander Ford President, Myriad Genetic Laboratories, Inc.	60	82	245,606
R. Bryan Riggsbee Chief Financial Officer and Treasurer	60	89	230,688
Jerry S. Lanchbury, Ph.D. Chief Scientific Officer	50	87	214,795
Richard M. Marsh, Esq. EVP, General Counsel and Secretary	50	90	222,202

We believe that this cash incentive bonus compensation is appropriate based on the performance of the executive officer group for fiscal year 2017. The Compensation Committee believed the financial performance targets set for our annual cash incentive bonuses for our NEOs to be challenging, without any guarantee that the performance targets could be accomplished.

For fiscal year 2018, the Compensation Committee has decided to utilize a comparable formulaic approach for determining the annual cash incentive bonus for executive officers as used for fiscal year 2017. The Compensation Committee established the following target incentive bonus percentages for our NEOs which will be used in determining annual cash incentive bonus amounts for fiscal year 2018 performance. These are unchanged from the targets established for fiscal year 2017. Additionally, Mr. Capone’s fiscal year 2018 annual cash incentive bonus was granted under our 2013 Executive Incentive Plan based on the predetermined financial performance metrics set by our Compensation Committee.

Executive Officer	Target Incentive Bonus (% of base salary for Fiscal Year 2018)
Mark C. Capone President and Chief Executive Officer	100
Alexander Ford President, Myriad Genetic Laboratories, Inc.	60
R. Bryan Riggsbee Chief Financial Officer and Treasurer	60
Jerry S. Lanchbury Chief Scientific Officer	50
Richard M. Marsh, Esq. Executive Vice President, General Counsel and Secretary	50

Long-Term Incentive Awards

To incentivize and reward long-term performance by our executives, we currently provide two forms of long-term incentive compensation: a three-year cash incentive bonus and the award of restricted stock units. These cash and equity-based incentive awards help ensure that our executive officers have a stake in our long-term success by providing an incentive to improve the overall growth and value of Myriad. We believe that this fosters an executive culture that aligns our officers’ interests with the long-term interests of our stockholders. The Compensation Committee determines the terms of all equity incentive awards for our NEOs, including our President and CEO. Beginning in fiscal year 2015, we granted our employees, executive officers and Board restricted stock units rather than stock options in order to reduce the dilutive effect of our equity compensation program.

Three-Year Cash Incentive Bonus. In December 2012, the Compensation Committee established a long-term cash incentive bonus program for our executive officers based on predetermined, objective financial formula-based performance targets to be accomplished at the end of the third ensuing fiscal year. For any amount to be paid, the minimum predetermined financial metric thresholds must be surpassed; otherwise, no bonus amount will be paid. As reflected in the following table, the financial metrics for these payouts are reviewed and determined when each three-year award is established. The three-year incentive bonus award amount is based on a target bonus amount as a percentage of base salary of 20 percent for our President and CEO and 15 percent for our other executive officers. For all executive officers, the target bonus percentage and bonus amount is capped. Based on the Company’s financial performance, we have only made a payout under our long-term cash incentive bonus program for the three-year performance period ending with FY2015. For the other three-year performance periods ending in FY2016 and FY2017, none of the target thresholds were achieved, so no payouts were made.

The following table summarizes each of the three-year cash incentive awards established for our executive officers.

Date of Award	Three-Year Performance Period	Performance Criteria	Payout Under Plan
December 2012	FY 2013-2015	Revenue (50%), EBITDA (25%) and EPS (25%)	Payout at 47.55% of Target Award
September 2013	FY 2014-2016	Revenue (50%) and EBITDA (50%)	No Payout
September 2014	FY 2015-2017	Revenue (50%) and Net Income (50%)	No Payout
September 2015	FY 2016-2018	Revenue (50%) and EBITDA (50%)	TBD
September 2016	FY 2017-2019	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	TBD
September 2017	FY 2018-2020	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	TBD

We believe that the three-year cash incentive bonus adds an additional long-term incentive metric to motivate our executives to achieve financial metrics and operational goals, which will benefit long-term shareholder value. In particular, the recent performance objectives tied to adjusted operating margin and diversification of our product revenues are aligned with our announced strategic, long-term goals. The Compensation Committee believes the financial performance targets to be challenging, without any guarantee that the performance targets could be accomplished, in light of growing operational, reimbursement and competitive factors which may adversely affect the Company’s financial performance. Thus, the performance targets are set at a level that, if obtained, the Company would have accomplished continued strong financial performance. The three-year cash incentive bonus awards made to our NEOs in fiscal year 2017, and the maximum amount payable under these awards, are reported in the table for 2017 Fiscal Year Grants of Plan Based Awards.

Initial Equity Awards. Executives who join us, who are granted equity, are granted restricted stock unit awards. The amount of the initial restricted stock unit award is determined based on the executive’s position and analysis of the competitive practices of the companies similar in size as represented in the compensation data that we review with the goal of creating a total compensation package for new executives that is competitive with other similar companies and that will enable us to attract high quality management personnel. One-fourth of each initial equity award will vest on an annual basis over four-plus years.

Annual Equity Incentive Awards. In response to continued comments from our stockholders, we will continue to issue long-term equity incentive compensation grants in restricted stock units with one-fourth of the units granted vesting on an annual basis over four-plus years. Additionally, for our NEOs, the restricted stock units awarded are subject to achievement of a predetermined, formula-based, one-year revenue target that must be achieved in order for the award to commence vesting. Thus, for our NEOs, the actual number of restricted stock units earned will be determined based on the percentage achievement of the predetermined revenue target with no award being earned if a minimum revenue threshold is not achieved; thereafter, and only if the minimum threshold has been achieved, vesting of the award is based on the NEO’s continued employment with us. In determining the amount of equity compensation to be awarded, the Compensation Committee will consider various factors, including our financial and operating performance for the applicable period; the executive officer’s contribution to our performance; the anticipated contribution of the executive officer to our future performance; the accomplishments of the executive officer as measured by achievement of MBOs; a review of compensation for comparable positions in our peer group from our benchmarking studies; and the total compensation of the executive officer and the anticipated retentive effect of the grant of additional equity compensation. We also take into consideration the total number of our outstanding shares of our common stock, the relative dilution to stockholders, as well as our gross equity burn rate, issued equity overhang and total equity overhang. The size of the restricted stock unit award generally increases as the rank and responsibilities of the executive officer increases.

Restricted stock unit awards are made once a year at our Compensation Committee meeting held in connection with the Board of Director meetings generally in September. The Board customarily determines the dates of its meetings for the ensuing year at a meeting of the Board in the preceding year. Thus, the dates on which equity compensation is granted are set well in advance. The Compensation Committee does not time the grant of equity compensation with respect to the release of material nonpublic information, whether or not that information may favorably or unfavorably impact the price of our common stock. Restricted stock unit awards for the executive officers, including our President and CEO, are approved by the Compensation Committee.

Based on the 2017 Mercer Executive Compensation Review, which calculated market annual guidelines at the 50th and 75th percentile, the long-term incentive value of the annual restricted stock unit awards made on September 14, 2016, based on fiscal year 2016 performance, to our executive officers, including our President and CEO, and CFO and Treasurer, was below the 50th percentile, with two executive officers between the 50th and 75th percentile. For our NEOs, it was determined that, based on our revenues for fiscal year 2017, that the financial performance metric for fiscal year 2017 associated with the grant of these restricted stock units was met; hence, there was no reduction in the number of restricted stock units originally awarded. The long-term incentive value of the annual restricted stock unit awards made to our NEOs in fiscal year 2017 is reported in the table for 2017 Fiscal Year Grants of Plan Based Awards and was determined at their grant date fair value calculated in accordance with ASC Topic 718 based on achieving 100% of the award.

We felt the RSU award levels were appropriate based on the comparative long-term peer group compensation data from the 2017 Mercer Executive Compensation Review, given the Company’s performance relative to its peers, the individual accomplishments of our NEOs during fiscal year 2016, including our President and CEO, relative to their MBOs and to continue to place an increased weighting of compensation on long term equity compensation. We also believe these equity awards, now moving to the 50th percentile for our President and CEO and CFO and Treasurer, were appropriate based on the Company’s financial performance. Thus, these equity awards appropriately reward our executives for their consistent past performance, and incentivize our executives to work hard to continue to deliver similar performance and to remain employed at the Company.

Compensation Objectives

The primary objectives of our Compensation Committee in establishing and maintaining our executive compensation programs are to:

•	Attract and retain the best possible executive talent;

•	Motivate our executive officers to enhance our growth and profitability;

•	Increase long-term stockholder value; and

•	Reward the executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions.

The specific directives of the Compensation Committee are to provide appropriate short and long-term compensation and incentives, in the form of cash and equity, that motivate and reward the accomplishment of individual and corporate objectives and that align executive officer compensation with the creation of stockholder value. To achieve these objectives, the Compensation Committee has adopted and implemented a compensation plan that bases our executive officers’ compensation on a variety of factors set forth in MBOs.

Establishment and Use of Management Business Objectives

The Compensation Committee has implemented an annual management performance program for the purpose of establishing annual performance objectives for our executive officers to align their performance with the overall goals and objectives for the Company. This process commences in the fourth quarter of each fiscal year as each executive officer meets with our President and CEO to establish annual MBOs for the ensuing fiscal year. After review and discussion, the President and CEO finalizes the executive officer’s MBOs for the ensuing fiscal year. Similarly, our President and CEO meets with the Compensation Committee at the end of each fiscal year to establish his MBOs for the ensuing fiscal year which, after review and discussion, are finalized by the Compensation Committee. During the fiscal year, additional MBOs may be established and assigned to an executive officer, including our President and CEO.

At the end of the ensuing fiscal year, each executive officer’s performance for the fiscal year is reviewed, including an assessment by management and the Compensation Committee of the achievement of each executive officer’s respective MBOs. At this time, the President and CEO calculates and recommends to the Compensation Committee an annual cash incentive bonus amount and salary adjustment for the executive officers, other than himself. The Compensation Committee, after further review and discussion with our President and CEO, then determines the annual cash incentive bonus for the concluding fiscal year and base salary amount for the ensuing fiscal year for the executive officers, other than the President and CEO.

In the case of our President and CEO, the Compensation Committee makes its review and determinations for the President and CEO’s salary and annual cash incentive compensation without any recommendations from our President and CEO, who is not present in any portions of the meetings of the Compensation Committee where his compensation is calculated, discussed and approved. At the end of the fiscal year, the Compensation Committee determines the annual salary amount of our President and CEO for the ensuing fiscal year. The annual cash incentive bonus for our President and CEO’s is based on the accomplishment of his performance metrics as previously determined by our Compensation Committee as measured against our final, audited financial statements for the fiscal year. In determining the annual cash incentive bonus amount, the Compensation Committee also reviews and discusses the accomplishment of the President and CEO’s MBOs for the fiscal year in determining whether any reductions of the annual incentive bonus amount is appropriate. The annual cash incentive bonus amount, salary adjustments, and long-term incentive compensation for our President and CEO are reported to the independent members of the Board of Directors.

The MBOs for each executive officer for each fiscal year consist of (i) pre-established financial performance targets for the Company, which for fiscal year 2017 were based on total revenues and adjusted operating income, and (ii) individual objectives tailored to each executive. Each executive officer receives the same Company Financial MBOs as part of their respective MBOs. The Company Financial MBOs represents 50 percent of the total weighting of each executive officer’s MBOs.

From time to time, for those designated, an executive officer’s incentive compensation may be awarded and administered under our 2013 Executive Incentive Plan, whereby 100 percent of short-term incentive cash compensation (annual cash incentive bonus) and grants of restricted stock units are based on pre-established, objective financial performance targets and are subject to a cap. It is intended that incentive compensation paid under the 2013 Executive Incentive Plan will be deductible for tax purposes under Section 162(m) of the Internal Revenue Code; however, the Compensation Committee may award compensation which does not qualify under Section 162(m) in order to accomplish the compensation goals of the Company.

The MBOs for our NEOs for fiscal year 2017 were as follows:

Mark C. Capone, President and CEO — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal year 2017; achieve designated financial targets for non-hereditary product revenues; achieve financial targets for increased revenue potential resulting from new reimbursement coverage decisions; and achieve designated milestones to advance the Company’s product pipeline.

Alexander Ford, President Myriad Genetic Laboratories, Inc. — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal 2017; achieve designated financial targets for Myriad Genetic Laboratories; achieve designated targets for managed care contract coverage for designated products; and achieve designated financial targets for new products in specified indications.

R. Bryan Riggsbee, Chief Financial Officer and Treasurer — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal year 2017; achieve designated financial target for cost savings; achieve designated financial targets relating to the integration of our acquisitions; evaluate and complete at least one strategic, revenue generating new business opportunity; and manage Enterprise Risk Management function.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal year 2017; advance product pipeline through approval of companion diagnostic tests; contribute to designated product launch; complete discovery phase for at least one Stage 1 discovery project; and expand companion diagnostic programs into additional indications.

Richard M. Marsh, Executive Vice President, General Counsel and Secretary — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal year 2017; continue to develop and implement Company’s intellectual property strategy; oversee compliance plans for affiliated group, including international activities; and participate in industry intellectual property initiatives.

Named Executive Officer Performance for Fiscal 2017

President and CEO: Based on our financial results for fiscal year 2017, the Compensation Committee determined that Mr. Capone had achieved 87% of the financial performance targets set for him under the Company Financial MBOs for fiscal year 2017. The Compensation Committee also determined that Mr. Capone had accomplished his Individual MBOs based on the revenues generated from non-hereditary cancer products, the additional reimbursement coverage for new products, regulatory approvals for our companion diagnostics and advancements in our product pipeline. Additionally, the Compensation Committee noted, under Mr. Capone’s supervision, the accomplishments of the Company as discussed above under the caption: “Fiscal Year 2017 Performance.”

Other Named Executive Officers. The Compensation Committee determined that the other NEOs had substantially accomplished the Company Financial MBOs and their respective Individual MBOs based on the accomplishments of the Company as discussed above under the caption: “Fiscal Year 2017 Performance.”

Role of Management in Our Compensation Program

Our management, including our President and CEO, supports the Compensation Committee, attends portions of its meetings upon request, and performs various administrative functions at its request. Our President and CEO provides input to the Compensation Committee on the effectiveness of our compensation program and makes specific recommendations as to the base salary amounts, annual cash incentive bonus amounts, long-term cash incentive bonus awards and equity incentive awards for the executive officers, other than for himself. At the end of each fiscal year, our President and CEO evaluates the annual performance of each of our executive officers, including an assessment of the accomplishment of each executive officer’s MBOs, and submits his calculations and recommendations to the Compensation Committee which then determines an annual cash incentive bonus amount for the concluding fiscal year, the base salary amount for the ensuing fiscal year and long term equity incentive compensation for each of the executive officers. Except for our President and CEO, no executive officer is present when the Compensation Committee discusses and determines the salary and bonus amounts and equity compensation to be awarded to the executive officers. Our President and CEO is excused from all meetings, and is not present, where matters pertaining to his compensation are determined and approved by the Compensation Committee.

Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, a 401(k) plan, and a discretionary December holiday bonus. Additionally, we may provide other benefits to new executive officers such as a relocation package or other related compensation as determined on a case-by-case basis. We may also provide certain compensation benefits in connection with the retirement of our executive officers based on their accomplishments and tenure of employment with us.

Termination and Change-of-Control-Based Compensation

We recognize that, as is the case with many publicly-held corporations, the possibility of a change in control of the Company exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of us and our stockholders. Therefore, we have entered into a retention agreement with each of our executive officers to reinforce and encourage the continued employment and dedication of our executive officers without distraction from the possibility of a change in control of the Company and related events and circumstances. We believe that the terms of our retention agreement are consistent with those historically maintained by others in our industry and therefore are important for attracting and retaining key employees who are critical to our long-term success. The potential benefits provided under the retention agreement are in addition to the current compensation arrangements we have with our executive officers. In September 2015 in response to shareholder concerns, we entered into amendment to these retention agreement with our executive officers in order to eliminate the tax gross-up set forth therein that allowed for payments to be made by the Company to the executive officers to offset any excise taxes incurred by the executive officer in the event that any change of control payments are subject to excise tax under Section 4999 of the Internal Revenue Code.

For the payments each of our NEOs is entitled to receive upon a change-in-control see “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” later in this proxy statement.

Relationship of Elements of Compensation

As noted above, our compensation structure is primarily comprised of a base salary, an annual cash incentive bonus, long-term incentive compensation in the form of a three-year cash incentive bonus award and equity incentive awards. In setting executive compensation, the Compensation Committee considers the aggregate compensation payable to an executive officer and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and long-term financial incentives.

We utilize long term equity incentive compensation in the form of restricted stock units as a substantial component of compensation (prior to fiscal year 2015 we utilized stock options). The Compensation Committee views the award of restricted stock units as a primary long-term retention benefit by tying the earning of these awards to a vesting schedule that will be over a period greater than four years for full vesting of restricted stock units. If an employee leaves the Company before the completion of the vesting period, then that employee will not be entitled to any benefit from the non-vested portion of the award. Additionally, for our NEOs, the restricted stock unit award also has a performance metric that, if not met, would require the NEO to forfeit a portion up to the entire restricted stock unit award regardless of the additional requirement of vesting. We believe that this vesting feature makes it more attractive to remain as our employee and this arrangement does not require substantial cash payments by the Company. Similarly, our three-year cash incentive bonus awards promote long-term performance by establishing significant growth performance targets that must be met over a three-year period. This long-term cash incentive bonus also promotes retention of our executives as no payment is made under our three-year cash incentive bonus awards if the executive officer is not employed on the last day of the three-year performance period.

The Compensation Committee reviews from time to time the mix of the compensation elements for executive officers against comparable companies in our industry as represented in the compensation data we utilize. The size and mix of each element in a compensation package is based on the impact of the position on the Company, market practice and overall corporate and individual performance relative to stated corporate goals. The level of incentive compensation typically increases in relation to an executive officer’s responsibilities and ability to meet individual and corporate goals. The Compensation Committee believes that making a significant portion of an executive officer’s compensation contingent on corporate performance more closely aligns the executive officer’s interests with those of our stockholders.

Conclusion

Our compensation policies are designed and are continually being developed to retain and motivate our executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years indicated to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer, and (3) our three next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended June 30, 2017 and were serving as executive officers as of June 30, 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Mark C. Capone	2017	852,000	307	3,613,500	741,240	10,848	5,217,895
President and Chief Executive Officer*	2016	800,000	512	3,361,875	727,200	11,048	4,900,635
	2015	600,000	614	4,193,200	390,060	10,248	5,194,122

Alexander Ford	2017	499,200	307	1,314,000	245,606	10,848	2,069,961
President, Myriad Genetic Laboratories, Inc.

R. Bryan Riggsbee (4)	2017	432,000	307	1,314,000	230,688	8,174	1,985,170
Chief Financial Officer	2016	400,000	512	2,037,500	180,000	10,016	2,628,028
	2015	265,625	10,000	1,050,900	119,531	119,623	1,565,679

Jerry S. Lanchbury, Ph.D.	2017	493,782	307	1,095,000	214,795	10,960	1,814,844
Chief Scientific Officer	2016	479,400	512	1,986,563	215,730	11,297	2,693,502
	2015	470,000	614	2,477,800	207,423	10,110	3,165,947

Richard M. Marsh, Esq.	2017	493,782	307	1,095,000	222,202	10,921	1,822,212
Executive VP, General Counsel & Secretary	2016	479,400	512	1,925,438	218,127	10,830	2,634,306
	2015	470,000	614	2,401,560	207,423	10,513	3,090,110

*	Mark C. Capone commenced service as our President and CEO on July 1, 2016. For fiscal years 2015, Mr. Capone served as the President of Myriad Genetic Laboratories, Inc.

(1)	Except as described in note 4 below, amounts shown reflect the aggregate grant date fair value of restricted stock unit awards granted in each year presented calculated in accordance with FASB ASC Topic 718. Amounts reflect the maximum potential value of each award assuming the highest level of performance associated with the award and is based on the closing price of our common stock on the NASDAQ Global Market on the date of grant of the award. For fiscal year 2017, based on our achievement of the applicable performance criteria established on the grant date for these restricted stock unit awards, the number of shares underlying these restricted stock units were not reduced.

(2)	For Mr. Capone, for fiscal years 2016 and 2017, the amounts reported in this column reflect the actual cash awards paid under our 2013 Executive Incentive Plan to Mr. Capone pursuant to his annual cash incentive bonus award, calculated based on measurement against plan metrics and performance results for fiscal years 2016 and 2017. For all other NEOs, for fiscal years 2016 and 2017, the amounts reported in this column reflect the actual annual cash incentive awards paid. For fiscal year 2015, the amounts reported in this column reflect (i) the actual annual cash incentive bonus awards paid to our NEOs, and (ii) the actual cash awards paid under our long-term, three-year cash incentive bonus plan which concluded in fiscal year 2015 to Mr. Capone ($57,060), Dr. Lanchbury ($33,523) and Mr. Marsh ($33,523). No payment was made under our long-term, three-year cash incentive bonus plan which concluded in fiscal years 2016 and 2017 as our performance goals were not achieved.

(3)	All amounts shown for fiscal year 2017 consist of $ 48.24 per month of premiums paid by us with respect to term life insurance for the benefit of each NEO for their respective periods served and the balance of the amount shown for matching contributions made under our 401(k) plan on behalf of each NEO.

(4)	On October 16, 2014, R. Bryan Riggsbee commenced service as our CFO. Mr. Riggsbee’s fiscal year 2015 annual salary and annual bonus were prorated for the year based on his hire date. The Bonus amount includes a $10,000 signing bonus awarded to Mr. Riggsbee upon his hire. Mr. Riggsbee’s fiscal 2015 Stock Award represents the initial award of 30,000 restricted stock units made to him upon hiring, which vest one-fourth per year, and is based on the closing price of our common stock on the NASDAQ Global Market of $35.03 on October 17, 2014, the date of grant of the RSUs. The amounts reported in the All Other Compensation column for Mr. Riggsbee for fiscal year 2015 includes $114,179 paid to Mr. Riggsbee for relocation expenses.

2017 Fiscal Year Grants of Plan-Based Awards

The following tables show information regarding grants of non-equity and equity awards that we made during the fiscal year ended June 30, 2017 to each of the executive officers named in the Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)		Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target
Mark C. Capone	9/14/2016				115,500	165,000	3,613,500
	FY19 3-YR Award	127,800	170,400	255,600
Alexander Ford	9/14/2016				42,000	60,000	1,314,000
	FY19 3-YR Award	56,160	74,880	112,320
R. Bryan Riggsbee	9/14/2016				42,000	60,000	1,314,000
	FY19 3-YR Award	48,600	64,800	97,200
Jerry S. Lanchbury	9/14/2016				35,000	50,000	1,095,000
	FY19 3-YR Award	55,551	74,067	111,111
Richard M. Marsh	9/14/2016				35,000	50,000	1,095,000
	FY19 3-YR Award	55,551	74,067	111,111

(1)	The amounts represent the threshold, target, and maximum amounts awarded to our NEOs under our Three-Year Cash Incentive Bonus Plan for fiscal years 2017-2019. The metrics against which performance is to be measured are discussed in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017 Named Executive Officer Compensation- Long Term Incentive Awards- Three Year Cash Incentive Bonus Plan.”

(2)	The amounts represent the threshold and target (which is the maximum) number of our shares that may be awarded with respect to the restricted stock unit awards made to our NEOs on September 14, 2016. Based on our achievement of the revenue performance criteria established on the grant date for these awards, the number of shares underlying these restricted stock units were not reduced. These shares vest one-fourth per year beginning September 30, 2017.

(3)	The amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and is based on the closing price of our common stock on the NASDAQ Global Market on September 14, 2016 of $21.90.

Narrative Disclosure to Summary Compensation Table and 2017 Fiscal Year Grants of Plan-Based Awards Table

We have entered into standard form employment agreements with no defined term with each of our NEOs. Pursuant to these agreements, either party may terminate employment without cause at any time upon 15 days written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of ours during and after employment and will not compete with us during the term of employment. Since the dates of these agreements entered into with our NEOs, the compensation paid to each NEO has been increased and equity awards have been granted, the most recent of which are as discussed below.

Previously, we have entered into an Executive Retention Agreement with each of our NEOs under which they are entitled to certain benefits upon a change-in-control, as discussed below under “Executive Compensation — Potential Payments Upon Termination or Change-in-Control.”

Mr. Capone was appointed to the position of President and CEO of the Company beginning July 1, 2015. He had previously entered into the Company’s standard form of employment agreement when he was initially hired by the Company in October 2002 as the Vice President of Sales for MGL. Thereafter, in September 2005, he was appointed to the position of Senior Vice President of Sales for MGL. In February 2006, he was appointed to the position of Chief Operating Officer for MGL, and then in March 2010 he was appointed President of MGL. As determined by our Compensation Committee, he received an annual salary of $852,000 for the fiscal year ended June 30, 2017. Mr. Capone will be paid an annual base salary of $852,000 as our President and CEO for the fiscal year ending June 30, 2018. His annual cash incentive bonus for fiscal 2017 was $741,240 as approved by our Compensation Committee based on the level of achievement of pre-established performance goals. Additionally, in September 2016, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Capone will be entitled to receive up to $255,600 as of the end of fiscal 2019 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 14, 2016, Mr. Capone was granted a restricted stock unit award of 165,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2017, the restricted stock unit award was not reduced. On September 13, 2017, he was granted a restricted stock unit award of 165,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Ford was appointed President of Myriad Genetic Laboratories, Inc. beginning July 1, 2015. He had previously entered into the Company’s standard form of employment agreement when he was initialed hired by the Company in June 2010 as the Vice President of Sales for MGL. Thereafter, in July 2011, he was appointed to the position of GM Preventative Care, and thereafter as MGL’s Chief Commercial Officer in January 2013. As determined by our Compensation Committee, Mr. Ford received an annual salary of $499,200 for the fiscal year ended June 30, 2017, and will be paid an annual base salary of $499,200 for the fiscal year ending June 30, 2018. His annual cash incentive bonus for fiscal 2017 was $245,606 as determined by our Compensation Committee. Additionally, in September 2016, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Ford will be entitled to receive up to $112,320 as of the end of fiscal 2019 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 14, 2016, he was granted a restricted stock unit award of 60,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2017, the restricted stock unit award was not reduced. On September 13, 2017, Mr. Ford was granted a restricted stock unit award of 60,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Riggsbee was appointed to the position of Chief Financial Officer and Treasurer in October, 2014, and entered into the Company’s standard form of employment agreement at that time. As determined by our Compensation Committee, he received an annual salary of $432,000 for the fiscal year ended June 30, 2017. Mr. Riggsbee will be paid an annual base salary of $432,000 for the fiscal year ending June 30, 2018. His annual cash incentive bonus for fiscal 2017 was $230,688 as determined by our Compensation Committee. Additionally, in September 2016, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Riggsbee will be entitled to receive up to $97,200 as of the end of fiscal 2019 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017

Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 14, 2016, he was granted a restricted stock unit award of 60,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2017, the restricted stock unit award was not reduced. On September 13, 2017, Mr. Riggsbee was granted a restricted stock unit award of 60,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Dr. Lanchbury was appointed to the position of Senior Vice President, Research in November 2002 and entered into the Company’s standard form of employment agreement at that time. In September 2005, he was promoted to Executive Vice President, Research. In February 2010, Dr. Lanchbury was appointed Chief Scientific Officer. As determined by our Compensation Committee, he received an annual salary of $493,782 for the fiscal year ended June 30, 2017. Dr. Lanchbury will be paid an annual base salary of $493,782 for the fiscal year ending June 30, 2018. His annual cash incentive bonus for fiscal 2017 was $214,795 as determined by our Compensation Committee. Additionally, in September 2016, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Dr. Lanchbury will be entitled to receive up to $111,111 as of the end of fiscal 2019 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 14, 2016, he was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2017, the restricted stock unit award was not reduced. On September 13, 2017, Dr. Lanchbury was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Marsh was appointed to the position of Vice President, General Counsel and Secretary in November 2002 and entered into the Company’s standard form of employment agreement at that time. In September 2005, he was promoted to Executive Vice President, General Counsel and Secretary. As determined by our Compensation Committee, Mr. Marsh received an annual salary of $493,782 for the fiscal year ended June 30, 2017, and will be paid an annual base salary of $493,782 for the fiscal year ending June 30, 2018. His annual cash incentive bonus for fiscal 2017 was $222,202 as determined by our Compensation Committee. Additionally, in September 2016, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Marsh will be entitled to receive up to $111,111 as of the end of fiscal 2019 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2017 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 14, 2016, he was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2017, the restricted stock unit award was not reduced. On September 13, 2017, Mr. Marsh was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements.

All annual restricted stock unit awards granted to our NEOs are subject to a predetermined, formula-based financial performance metric that must be met in order for these awards to vest annually over a four-plus year period. In addition to the annual cash incentive bonus paid to each of our NEOs, all employees, including the named executive officers, received a holiday bonus of $307 in fiscal year 2017.

In September 2017, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which our executive officers and other key management members may be entitled to receive compensation at the end of fiscal year 2020 if certain predetermined performance goals are achieved. Following are the amounts that may be earned for our NEOs for the awards under our three-year cash incentive awards:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)
Name	Award Period	Threshold	Target	Maximum
Mark C. Capone	FY18-20	127,800	170,400	255,600
Alexander Ford	FY18-20	56,160	74,880	112,320
R. Bryan Riggsbee	FY18-20	48,600	64,800	97,200
Jerry S. Lanchbury, Ph.D.	FY18-20	55,551	74,067	111,111
Richard M. Marsh, Esq.	FY18-20	55,551	74,067	111,111

Outstanding Equity Awards at 2017 Fiscal Year End

The following table shows the grants of stock options and restricted stock units outstanding on the last day of the fiscal year ended June 30, 2017, to each of our NEOs. We have not granted any stock options that are subject to performance conditions. The annual restricted stock units granted to our NEOs are subject to time and performance conditions.

		Option Awards (1)				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)(2)	Market Value of Shares or Units of Stock that Have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)(3)
Mark C. Capone	9/10/2008	90,000	0	$22.93	9/10/2018
	2/18/2009	80,000	0	$30.12	2/18/2019
	09/15/2009	62,000	0	$30.34	9/15/2019
	03/03/2010	75,000	0	$23.11	3/3/2020
	09/15/2010	25,001	0	$16.53	9/15/2020
	02/23/2011	31,250	0	$18.00	2/23/2021
	09/13/2011	144,000	0	$19.47	9/13/2022
	03/07/2012	52,000	0	$23.98	3/7/2022
	09/12/2012	300,000	0	$27.07	9/12/2022
	09/17/2013	247,500	82,500	$26.49	9/17/2021
	09/17/2014					49,714	1,284,610
	09/15/2015					59,028	1,525,284
	09/14/2016							165,000	4,263,600

Alexander Ford	06/22/2010	4,000	0	$15.98	6/22/2020
	09/13/2011	10,551	0	$19.47	9/13/2021
	03/07/2012	4,000	0	$23.98	3/7/2022
	09/12/2012	35,000	0	$27.07	9/12/2022
	09/17/2013	41,250	13,750	$26.49	9/17/2021
	09/17/2014					8,250	213,180
	09/15/2015					12,375	319,770
	09/14/2016							60,000	1,550,400

R. Bryan Riggsbee	10/17/2014					15,000	387,600
	09/15/2015					35,775	924,426
	09/14/2016							60,000	1,550,400

Jerry S. Lanchbury, Ph.D.	2/18/2009	60,000	0	$30.12	2/18/2019
	09/15/2009	50,000	0	$30.34	9/15/2019
	03/03/2010	50,672	0	$23.11	3/3/2020
	02/23/2011	80,000	0	$18.00	2/23/2021
	09/13/2011	128,000	0	$19.47	9/13/2021
	03/07/2012	32,000	0	$23.98	3/7/2022
	09/12/2012	160,000	0	$27.07	9/12/2022
	09/17/2013	135,000	45,000	$26.49	9/17/2021
	09/17/2014					29,376	759,076
	09/15/2015					34,880	901,299
	09/14/2016							50,000	1,292,000

Richard M . Marsh, Esq.	2/18/2009	77,654	0	$30.12	2/18/2019
	09/15/2009	66,139	0	$30.34	9/15/2019
	03/03/2010	70,672	0	$23.11	3/3/2020
	09/15/2010	79,999	0	$16.53	9/15/2020
	02/23/2011	84,445	0	$18.00	2/23/2021
	09/13/2011	144,000	0	$19.47	9/13/2021
	03/07/2012	31,830	0	$23.98	3/7/2022
	09/12/2012	180,000	0	$27.07	9/12/2022
	09/17/2013	142,500	47,500	$26.49	9/17/2021
	09/17/2014					28,472	735,716
	09/15/2015					33,806	873,547
	09/14/2016							50,000	1,292,000

(1)	Stock Option Vesting Schedules:

•	Options granted on and between September 14, 2005 through and including September 15, 2010 were granted pursuant to our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”) and vest 25 percent of the shares per year on each anniversary of the date of grant.

•	Options granted beginning on and after February 23, 2011 were granted pursuant to our 2010 Plan and vest 25 percent of the shares per year on each anniversary date of the grant.

(2)	Restricted stock units vest 1⁄4 per year from the last day of the month in which the restricted stock units were granted. Restricted stock units awarded to Mr. Riggsbee in connection with his commencement of employment vest 1⁄4 per year from the date of grant. The vesting of unvested options and restricted stock unit awards held by our NEOs will accelerate upon a change of control of Myriad in accordance with the Executive Retention Agreements described below under “Potential Payments Upon Termination or Change-in-Control.”

(3)	The market value of stock awards is determined by multiplying the number of shares by $25.84, the closing price of our common stock on the NASDAQ Global Market on June 30, 2017, the last day of our fiscal year.

(4)	On September 13, 2017, based on the degree of accomplishment of the revenue performance criteria for our fiscal year 2017, the number of shares actually earned was at 100% of the award. The restricted stock units will vest 1⁄4 per year beginning on September 30, 2017.

2017 Fiscal-Year Option Exercises and Stock Vested

The following table shows information regarding exercises of options to purchase our common stock and vesting of restricted stock unit awards by our NEOs during the fiscal year ended June 30, 2017.

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mark C. Capone	None	—	44,533	924,941
Alexander Ford	None	—	8,250	171,188
R. Bryan Riggsbee	None	—	19,425	390,242
Jerry S. Lanchbury, Ph.D.	None	—	26,315	546,557
Richard M. Marsh, Esq.	None	—	25,505	529,733

(1)	Amounts shown in this column do not necessarily represent the actual value realized from the sale of the shares acquired upon exercise of the options because the shares may not be sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)	Amounts shown in this column represent the market value of stock awards upon vesting as determined by multiplying the number of shares by $20.92, the closing price of our common stock on the NASDAQ Global Market on September 17, 2016, for shares which vested on that date, and by $20.58, the closing price of our common stock on the NASDAQ Global Market on September 30, 2016, for shares which vested on that date.

Pension Benefits

We do not have any qualified or non-qualified defined pension benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

On February 17, 2005 (and thereafter for subsequently appointed executive officers), we entered into Executive Retention Agreements, or the Retention Agreements, with our executive officers.

Under the terms of the Retention Agreements, if the employment of an executive officer is terminated without “Cause” or if the executive officer separates from Myriad for “Good Reason” within 24 months of a “Change in Control” (each is defined in the agreement and set forth below), the executive officer will receive: (i) all salary earned through the date of termination, as well as a prorated bonus and any compensation previously deferred; (ii) an amount equal to three times the executive’s highest annual base salary and three times the executive’s highest annual bonus at Myriad during the three-year period prior to the Change in Control; (iii) continued benefits for 36 months after the date of termination; and (iv) outplacement services in an aggregate amount of up to $25,000. If the employment of an executive officer is terminated by the executive officer for no reason, during the 90-day period beginning on the first anniversary of the “Change in Control Date” (as defined in the agreement and set forth below), then the termination shall be deemed to be termination for Good Reason for all purposes of the Retention Agreement except that the payment of an amount equal to three times the executive’s highest annual base salary and bonus shall be reduced by one-half. In addition, upon the occurrence of a Change in Control, all of the executive’s unvested equity incentive compensation shall become fully vested, whether or not the executive is terminated.

On October 12, 2007, the Retention Agreements were amended to provide that all payments under the agreement are to be made in a lump sum, in cash, six months following the date of termination of employment, unless an earlier payment, in whole or in part, following the date of termination of employment is permitted under Section 409A of the Internal Revenue Code.

On September 29, 2015, the Retention Agreements were amended to delete the tax gross-up provision that previously allowed for a payment to be made by the Company to an executive officer in connection with a change in control of the Company to offset any excise taxes or penalties incurred by the executive officer under Section 4999 of the Internal Revenue Code in connection with a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code. No such payment is now permitted under the Retention Agreements and any excise taxes due shall be borne solely by the executive officer.

Unless the terms of the Retention Agreement are either satisfied or expire on a date that is 24 months after a Change in Control, the Retention Agreement will renew annually for one-year terms unless we provide notice of non-renewal at least 90 days prior to the end of each term.

As defined in the Retention Agreements:

•	“Cause” means (a) the Executive’s willful and continued failure to substantially perform his or her reasonable assigned duties (other than any such failure resulting from incapacity due to physical or mental illness or any failure after the Executive gives notice of termination for Good Reason) that is not cured within 30 days after a written demand for substantial performance is received by the Executive from the board of directors, which specifically identifies the manner in which the board believes the Executive has not substantially performed the Executive’s duties; or (b) the Executive’s willful engagement in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act or failure to act by the Executive shall be considered “willful” unless it is done, or omitted, in bad faith and without reasonable belief that the Executive’s action or omission was in the best interests of the Company.

•	“Good Reason” means the occurrence, without the Executive’s written consent, of any of the following events or circumstances: (a) The assignment to the Executive of duties inconsistent in any material respect with the Executive’s position (including status, offices, titles and reporting requirements), authority or responsibilities in effect immediately prior to the earliest to occur of (i) the Change in Control Date; (ii) the date of the execution by the Company of the initial written agreement or instrument providing for the Change in Control; or (iii) the date of the adoption by the board of directors of a resolution providing for the Change in Control (with the earliest of such dates referred to herein as the “Measurement Date”), or any other action or omission by the Company that results in a material diminution in the Executive’s position, authority or responsibilities. (b) A reduction in the Executive’s annual base salary that was in effect on the Measurement Date. (c) The failure by the Company to (i) continue in effect any material compensation, pension, retirement or benefit plan or program (including without limitation any 401(k), life insurance, medical, health and accident or disability plan and any vacation program or policy) (a “Benefit Plan”) in which the Executive participates or that is applicable to the Executive immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan or program; (ii) continue the Executive’s participation therein (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive’s participation relative to other participants, than the basis that existed immediately prior to the Measurement Date; or (iii) award cash bonuses to the Executive in amounts and in a manner substantially consistent with past practice. (d) A change by the Company in the location at which the Executive performs his or her principal duties for the Company to a new location that is both (i) outside a radius of 50 miles from the Executive’s principal residence immediately prior to the Measurement Date and (ii) more than 50 miles from the location at which the Executive performed his or her principal duties for the Company immediately prior to the Measurement Date; or (iii) a requirement by the Company that the Executive travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date. (e) The failure by the Company to obtain the agreement from any successor to the Company to assume and agree to perform the Retention Agreement.; Or (f) any failure of the Company to pay or provide to the Executive any portion of the Executive’s compensation or benefits due under any Benefit Plan within seven days of the date such compensation or benefits are due, any material breach by the Company of the Retention Agreement, or any employment agreement with the Executive.

•	“Change in Control” means an event or occurrence set forth in any one or more of the following events (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another subsection): (a) The acquisition by an individual, entity or group [within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)] (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, that Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20 percent or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company); (ii) any acquisition by the Company; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company. Or (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the board (or, if applicable, the board of directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the board (i) who was a member of the board on the date of the execution of the Retention Agreement or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that excluded from this clause (ii) is any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the board. (c) The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, the following condition is satisfied: all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation that, as a result of the transaction, owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, or (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

•	“Change in Control Date” means the first date during the Term (as defined in the Retention Agreement) on which a Change in Control occurs. Anything in the Retention Agreement to the contrary notwithstanding, if (a) a Change in Control occurs, (b) the Executive’s employment with the Company is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of the Retention Agreement the “Change in Control Date” shall mean the date immediately prior to the date of the termination of employment.

The foregoing summary of the Retention Agreements is qualified in its entirety by the full text of the agreements, which has been filed as an exhibit to our Annual Report on Form 10-K, as amended.

In addition, under the terms of the award agreements for options and restricted stock units granted to our NEOs, all of the NEO’s stock options and restricted stock units shall become fully vested upon the occurrence of a Change in Control, as defined in the Retention Agreements, whether or not the executive is terminated.

The following table summarizes the potential payments to each of our NEOs upon either a change in control or termination following a change in control, assuming the occurrence of the different triggers of the Retention Agreement, as of the close of business on June 30, 2017, the last business day of our most recent fiscal year.

	Executive Benefits and Payments Upon Termination	Change in Control ($)	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)	Change in Control and Voluntary Termination ($)
Mark C. Capone	Base salary	—	2,556,000	1,278,000
	Bonus	—	2,223,720	1,111,860
	Stock option and RSU acceleration	7,230,025	7,230,025	7,230,025
	Cobra benefits	—	65,447	65,447
	Outplacement	—	25,000	25,000

	Total	7,230,025	12,100,192	9,710,332

Alexander Ford	Base salary	—	1,497,600	748,800
	Bonus	—	736,818	368,409
	Stock option and RSU acceleration	2,074,413	2,074,413	2,074,413
	Cobra benefits	—	65,447	65,447
	Outplacement	—	25,000	25,000

	Total	2,074,413	4,399,277	3,282,068

R. Bryan Riggsbee	Base salary	—	1,296,000	648,000
	Bonus	—	692,064	346,032
	Stock option and RSU acceleration	2,907,000	2,907,000	2,907,000
	Cobra benefits	—	65,447	65,447
	Outplacement	—	25,000	25,000

	Total	2,907,000	4,985,511	3,991,479

Jerry S. Lanchbury, Ph.D.	Base salary	—	1,481,346	740,673
	Bonus	—	644,385	322,193
	Stock option and RSU acceleration	3,047,312	3,047,312	3,047,312
	Cobra benefits	—	65,447	65,447
	Outplacement	—	25,000	25,000

	Total	3,047,312	5,263,490	4,200,624

Richard M. Marsh, Esq.	Base salary	—	1,481,346	740,673
	Bonus	—	666,606	333,303
	Stock option and RSU acceleration	2,990,777	2,990,777	2,990,777
	Cobra benefits	—	65,447	65,447
	Outplacement	—	25,000	25,000

	Total	2,990,777	5,229,176	4,155,200

The following is a description of the assumptions that were used in creating the above table.

•	Vesting Acceleration Calculation — The value of the vesting acceleration was calculated by multiplying the number of unvested in-the-money stock options as of June 30, 2017 by the spread between the closing price of our common stock on the NASDAQ Global Market on June 30, 2017, which was $25.84 per share, and the exercise price of such unvested option. Additionally, the total includes the number of unvested restricted stock units multiplied by the closing price of our common stock on the NASDAQ Global Market on June 30, 2017 which was $25.84.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended June 30, 2017 to each of our nonemployee directors who served during fiscal year 2017. Directors who are employed by Myriad are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (1)	Total ($)
Lawrence C. Best	78,500	250,000	328,500
Heiner Dreismann, Ph.D.	85,000	250,000	335,000
Walter Gilbert, Ph.D.	70,000	250,000	320,000
John T. Henderson, M.D.	182,500	250,000	432,500
Dennis H. Langer, M.D., J.D.	90,500	250,000	340,500
S. Louise Phanstiel	97,500	250,000	347,500

(1)	Amounts shown reflect the aggregate grant date fair value of 15,024 restricted stock units awarded to each nonemployee director who served during fiscal year 2017 calculated in accordance with FASB ASC Topic 718 and is determined by multiplying the number of shares by $16.64, the closing price of our common stock on the NASDAQ Global Market on December 1, 2016, the date of the grant. RSUs awarded to our nonemployee directors vest in full upon one year from date of grant.

The following table shows outstanding and vested options and unvested RSUs for each nonemployee director as of June 30, 2017.

Name	Options Outstanding	Vested Options	Unvested RSUs
Lawrence C. Best	150,000	150,000	15,024
Heiner Dreismann, Ph.D.	—	—	15,024
Walter Gilbert, Ph.D.	90,000	90,000	15,024
John T. Henderson, M.D.	210,000	210,000	15,024
Dennis H. Langer, M.D., J.D.	150,000	150,000	15,024
S. Louise Phanstiel	150,000	150,000	15,024

The following table shows the grant date fair value for restricted stock unit awards granted to each nonemployee director in our fiscal year ended June 30, 2017.

Name	Granted (#)	Grant Date	Grant Date Fair Value ($)
Lawrence C. Best	15,024	12/1/2016	250,000
Heiner Dreismann, Ph.D.	15,024	12/1/2016	250,000
Walter Gilbert, Ph.D.	15,024	12/1/2016	250,000
John T. Henderson, M.D.	15,024	12/1/2016	250,000
Dennis H. Langer, M.D., J.D.	15,024	12/1/2016	250,000
S. Louise Phanstiel	15,024	12/1/2016	250,000

Director Compensation Policy

Our nonemployee directors are compensated on a role-based model and are paid cash fees based on the annual retainers (25 percent paid following each quarter of service). The following is a description of the standard compensation arrangements under which our nonemployee directors are compensated for their service as directors, including as members of the various board committees:

Annual retainer
All members	$60,000
Chairman of the Board	$100,000 additional
Chair of the Audit Committee	$28,000 additional
Chairman of the Compensation Committee	$20,000 additional
Chairman of the Nominating and Governance Committee	$15,000 additional
Members of the Audit Committee	$13,500 additional
Members of the Compensation Committee	$10,000 additional
Members of the Nominating and Governance Committee	$7,500 additional
Members of the Strategic Committee	$5,000 additional

Attendance

•	Board Meetings: In addition to the annual retainer amounts, we pay each nonemployee director a per-meeting cash fee of $2,000 for attendance at board meetings in excess of five in-person meetings and four telephonic meetings per fiscal year.

•	Committee Meetings other than Strategic Committee: We also pay each nonemployee director a per-meeting cash fee of $2,000 for attendance at committee meetings in excess of four meetings (per each committee), whether in person or telephonic, per fiscal year.

•	Strategic Committee: No per meeting fee will be paid for meetings of the Strategic Committee.

All directors are also reimbursed for their out-of-pocket expenses incurred in attending meetings.

Stock Option, Restricted and Unrestricted Stock Grants and Other Stock-Based Awards

Under our 2010 Plan, our nonemployee directors may be awarded stock options, restricted and unrestricted stock grants and/or other stock-based awards. Beginning in fiscal year 2017, as recommended and determined by our Compensation Committee, and approved by our Board of Directors, on each date of our annual meeting of stockholders, the Company shall grant to each nonemployee director, other than new nonemployee directors appointed within six months of the annual meeting, a restricted stock unit award equal to $250,000 divided by the closing price of the Company’s common stock on the applicable date of our annual meeting of stockholders. In addition, depending on the proximity to our annual meeting of stockholders, it is our policy to grant a restricted stock unit award for shares of our common stock to each new nonemployee director upon initial appointment to the Board.

Options and restricted stock units granted to our nonemployee directors vest in full upon completion of one year of service on the Board. Options granted to our nonemployee directors are exercisable after the termination of the director’s service on the Board to the extent exercisable on the date of such termination for the remainder of the life of the option. All options or restricted stock units granted to our nonemployee directors will become fully exercisable upon a change of control of Myriad or upon their death as provided for under the forms of award agreement for directors under our 2010 Plan.

Beginning in fiscal year 2018, if our 2017 Plan is approved by our shareholders, our nonemployee directors will only receive restricted stock unit awards as provided for under our 2017 Plan in the manner described above.

Risks Related to Compensation Policies and Practices

During the fiscal year ended June 30, 2017, the Compensation Committee conducted a risk assessment of our compensation policies and practices for our employees and concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. For this purpose, we considered the compensation structure of the Company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), three-year cash incentive bonuses for executive officers, sales commissions and bonuses (for sales staff and managers), and equity incentive compensation in the form of stock option or restricted stock unit grants. We do not believe we offer any short-term incentives that might result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus or long-term three-year cash incentive bonus is based on a predetermined formula and management objectives approved by the Compensation Committee and is subject to a cap. There is no unique operational division or group of employees who are specially compensated, or who, as a group, are responsible for a material portion of our revenues or profits. We do not believe that the awarding of long-term incentive compensation under our three-year cash incentive bonus or equity incentive compensation in the form of stock options or restricted stock units creates any undue compensation risks to the Company. Additionally, we believe that we have appropriate internal controls that support the accurate and timely recognition of Company revenues. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers other than the chief financial officer. Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan that is performance related, nondiscretionary and has been approved by stockholders. In fiscal 2013, we adopted our 2013 Executive Incentive Plan under which incentive compensation paid to designated executive officers may be deductible for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. On September 14, 2017, our Board of Directors made certain amendments to our 2013 Executive Incentive Plan. We are now proposing that our 2013 Executive Incentive Plan, as amended, be re-approved by our shareholders at our 2017 Annual Meeting of Stockholders.

In its deliberations, the Compensation Committee considers ways to maximize the deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Compensation Committee considers commensurate with their responsibilities and achievements in which the compensation may not be deductible under Section 162(m). We have not adopted a policy that all executive compensation be fully deductible. In order to retain flexibility to incentivize and reward our executives, we may award compensation that is not deductible for purposes of Section 162(m).

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2017.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	7,954,187	$24.67	3,628,472	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	7,954,187	$24.67	3,628,472	(2)

(1)	These plans consist of our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”), our 2010 Employee, Director and Consultant Equity Plan, as amended (the “2010 Plan”), and our Employee Stock Purchase Plan, as amended.

(2)	Column (c) includes 853,718 shares available for future issuance under our Employee Stock Purchase Plan and 2,774,754 shares available for future issuance under the 2010 Plan as of June 30, 2017. No shares are available for issuance under the 2003 Plan. On September 13, 2017 we awarded 1,033,575 restricted stock units to our employees and executive officers under the 2010 Plan. Because we reduce the shares available for grant by two shares for each restricted stock unit awarded, we further reduced the number of shares available for future issuance under our 2010 Plan by 2,067,150. Accordingly, the balance of shares available for future issuance under our 2010 Plan, as of October 4, 2017, was 1,029,066 shares. If our 2017 Employee, Director and Consultant Equity Plan is approved by our shareholders at our 2017 Annual Meeting of the Shareholders, then no future shares will be available under the 2010 Plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:

Heiner Dreismann, Ph.D., Chair

Walter Gilbert, Ph.D.

John T. Henderson, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ Stock Market LLC, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee Charter adopted by the Board, which is available in the Investors — Understanding Myriad/Corporate Governance section of our website at www.myriad.com. This committee reviews and reassesses the Audit Committee Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2017, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2017 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 16, Communications with Audit Committees; and

•	Received written disclosures and letters from Ernst & Young LLP regarding its independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors’ independence; and

•	The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

S. Louise Phanstiel, Chair

Lawrence C. Best

Dennis H. Langer, M.D., J.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports that were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10 percent stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required or if we otherwise know that no Form 5 is required. We received either a written statement from our directors, officers and 10 percent stockholders or know from other means that no Forms 5 filings were required.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We were not a party to any transactions with related persons since July 1, 2017 that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Policy on Approval of Related Person Transactions

We have adopted a Policy on Related Person Transactions (the “Policy”) under which the Audit Committee reviews, approves or ratifies all related person transactions. Under our Policy, a related person transaction is one in which Myriad is a participant, and the amount involved exceeds $120,000, and in which any of the following persons have or will have a direct or indirect material interest:

•	Executive officers of the Company;

•	Members of the Board;

•	Beneficial holders of 5 percent or more of Myriad’s securities;

•	Immediate family members, as defined by Item 404 of Regulation S-K under the Securities Act, of any of the foregoing persons;

•	Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal. is in a similar position or in which the person has a 5 percent or greater beneficial ownership interest; and

•	Any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K under the Securities Act.

Under the Policy, the Audit Committee will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of Myriad and its stockholders, taking into account all available facts and circumstances as the Audit Committee, determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Myriad; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

In reviewing and approving these transactions, the Audit Committee will obtain, or will direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion of the relevant factors will be held if it is deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in some circumstances. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time. A copy of our Policy on Related Person Transactions is publicly available in the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members, classified as follows: John T. Henderson, M.D. and S. Louise Phanstiel constitute a class with a term ending at the 2018 Annual Meeting (the “Class I Directors”); Mark C. Capone and Heiner Dreismann, Ph.D. constitute a class with a term ending at the 2019 Annual Meeting (the “Class II Directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D. and Lawrence C. Best constitute a class with a term ending at the 2017 Annual Meeting (the “Class III Directors”). At each Annual Meeting, directors are elected for a term of three years to succeed those directors whose terms are expiring.

On September 14, 2017, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D. and Lawrence C. Best for election at the Annual Meeting for a term of three years to serve until the 2020 Annual Meeting, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless the authority to vote for any of these nominees is withheld, the shares represented by a valid proxy will be voted FOR the election of Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D. and Lawrence C. Best as directors. In the event that any nominee should become unable or unwilling to serve, the shares represented by a valid proxy will be voted for the election of another person who the Board of Directors recommends, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

An affirmative vote of the plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

We have adopted a policy on plurality votes for the election of directors. Under this policy, in non-contested elections, if a director receives a greater number of WITHHOLD votes than FOR votes, the Board will decide, through a process managed by the Nominating and Governance Committee and excluding the nominee in question, whether it should request that the director submit his or her resignation, maintain the director but address what the Nominating and Governance Committee believes is the underlying cause of the WITHHOLD votes, or resolve not to re-nominate the director in the future for election. A copy of this policy is publicly available in the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF WALTER GILBERT, PH.D., DENNIS H. LANGER, M.D., J.D. AND LAWRENCE C. BEST AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:

APPROVAL OF OUR 2017 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

General

On September 14, 2017, our Board of Directors unanimously approved, subject to your approval at the Annual Meeting, the adoption of the 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”). The 2017 Plan will allow for the issuance of up to 1,400,000 shares of our common stock pursuant to awards granted under the 2017 Plan and will allow for the issuance of up to a maximum of 9,851,092 shares of common stock that are represented by (i) 2,187,611 options outstanding under our 2003 Employee, Director and Consultant Stock Option Plan (the “2003 Plan”) and (ii) 7,663,481 options and restricted stock units (“RSUs”) outstanding under our 2010 Employee, Director and Consultant Equity Incentive Plan (the “2010 Plan”), that expire or are cancelled without delivery of shares of common stock on or after the date of stockholder approval of the 2017 Plan. Upon approval of the 2017 Plan, the remaining shares available for grant under our 2010 Plan will be cancelled and not available for award; accordingly, no additional shares will be awarded under our 2010 Plan.

The 2017 Plan is being submitted to you for approval at the Annual Meeting as required by the listing rules of The NASDAQ Stock Market LLC.

Our Board, the Compensation Committee and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2017 Plan maintains and enhances the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe the authorization of 1,400,000 shares for issuance under our 2017 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Additionally, in continued response to recommendations from our stockholders, we intend to issue only restricted stock and restricted stock unit awards to reduce the dilutive effect on stockholders from our equity incentive compensation program. Accordingly, our Board of Directors believes approval of the 2017 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the 2017 Plan.

The 2017 Plan includes the following provisions:

○	Types of Awards — any stock right awarded under the 2017 Plan must be in the form of a restricted stock unit or a restricted stock grant;

○	No Liberal Share Recycling — shares that are withheld to satisfy any tax withholding obligation related to any award will not again become available for issuance under the 2017 Plan;

○	Cap on the number of shares to be issued per year — no participant may receive awards for more than 500,000 shares of common stock in any fiscal year and non-employee directors may not receive awards that exceed $500,000 in aggregate grant date fair value in any calendar year (other than pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any committee thereof);

○	Minimum Vesting Period — all stock rights awarded must have a minimum vesting period of at least one year (we have historically provided for a four year vesting period for our equity incentive awards, and intend to continue that practice);

○	Limited Acceleration of Vesting — the vesting of any stock right awarded under the 2017 Plan cannot be accelerated from the original grant vesting schedule except in connection with death, disability or a change in control;

○	No Dividends — we may not pay dividends or dividend equivalents before the vesting of the underlying award; and

○	Clawback Policy — awards will be subject to recoupment in accordance with the Company’s clawback policy then in effect.

A complete copy of the 2017 Plan is attached as Appendix B. The following summary description of the 2017 Plan is qualified in its entirety by reference to Appendix B.

Additional Equity Plan Information for Stock Options Previously Issued

As of October 4, 2017, there were 7,480,444 stock options outstanding with a weighted average exercise price of $24.75 and a weighted average remaining life of 3.58 years. All options granted vest 25 percent per year on the anniversary of the grant date. The following table provides additional information regarding vested stock options outstanding as of that date:

	Vested Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Substantially in-the-money options outstanding in excess of four years	7,320,444	$24.73	3.56
Other options outstanding in excess of four years	0	0	0
All options outstanding less than four years	160,000	$25.84	4.19

Total vested options outstanding	7,480,444	$24.75	3.58

Essentially all of the company’s outstanding options are in the money based upon the closing stock price of $36.37 on October 4, 2017. Additional information regarding these options is a follows:

Grant Date	Remaining Contractual Life (years)	Exercise Price	Vested Options
02/28/08	0.40	$13.28	26,024
05/28/08	0.65	$16.99	250
06/17/08	0.70	$16.48	1,200
08/05/08	0.84	$23.52	3,000
09/10/08	0.93	$22.93	169,533
11/13/08	1.11	$24.39	115,000
02/18/09	1.38	$30.12	411,186
04/07/09	1.51	$30.53	300
04/21/09	1.55	$28.82	1,500
06/10/09	1.68	$26.02	1,000
09/15/09	1.95	$30.34	521,949
09/16/09	1.95	$29.94	60,000
11/04/09	2.08	$24.79	30,000
11/05/09	2.09	$24.40	60,000
03/03/2010	2.41	$23.11	389,976
06/22/2010	2.72	$15.98	4,000
08/03/2010	2.83	$14.88	30,000
09/14/2010	2.95	$16.42	800
09/15/2010	2.95	$16.53	271,893
12/03/2010	3.16	$21.66	90,000
01/04/2011	3.25	$21.73	300
01/15/2011	3.28	$27.64	15,000
02/23/2011	3.39	$18.00	433,481
03/22/2011	3.46	$19.21	3,000
04/01/2013	3.49	$25.12	12,500

05/25/2011	3.64	$24.89	30,000
05/28/2013	3.65	$32.17	2,500
06/04/2013	3.67	$31.46	5,000
09/13/2011	3.94	$19.47	910,470
09/17/2013	3.95	$26.49	1,736,100
12/02/2011	4.16	$21.29	120,000
03/07/2012	4.42	$23.98	255,750
09/12/2012	4.94	$27.07	1,457,482
10/08/2012	5.01	$27.89	1,250
12/05/2012	5.17	$27.61	150,000

Total substantially in-the-money- options outstanding in excess of four years			7,320,444

Material Features of the 2017 Plan

Eligibility. The 2017 Plan allows us, under the direction of our Compensation Committee, to make grants of restricted stock units and restricted stock awards, to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests and to closely link compensation with Company performance. The 2017 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, members of the Board of Directors and consultants of the Company and its affiliates are eligible to participate in the 2017 Plan. As of October 4, 2017 we had approximately 2,155 individuals eligible to participate.

Limitations on Grants. If this Proposal 2 is approved by our stockholders, the 2017 Plan will provide for the issuance of up to 1,400,000 shares (as approved by shareholders in this proposal). Additionally, up to 2,187,611 additional shares may be issued under the 2017 Plan if options outstanding under our 2003 Plan are cancelled or expire in the future without the issuance of shares of common stock, and up to 7,663,481 additional shares may be issued under the 2017 Plan if options and RSUs outstanding under our 2010 Plan are cancelled or expire in the future without the issuance of shares of common stock. No additional shares may be issued under our 2003 Plan or 2010 Plan (upon approval of the 2017 Plan). Under the 2017 Plan, each share of common stock issued as a restricted stock unit, counts against the number of total shares available for issuance under the 2017 Plan as one share. In addition, shares of common stock reserved for awards under the 2017 Plan that lapse or are canceled will be added back to the share reserve available for future awards on a one-to-one basis. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2017 Plan provides that no participant may receive awards for more than 500,000 shares of common stock in any fiscal year. Additionally, for non-employee directors, the 2017 Plan provides that the aggregate grant date fair value of any stock rights granted in any calendar year cannot exceed $500,000 other than pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any committee thereof.

Restricted Stock Units and Restricted Stock. Restricted stock is common stock, and a restricted stock unit is a right to receive common stock, that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote; but he or she may not sell the shares until the restrictions are lifted. During the restricted period, the holder of a restricted stock unit does not have the rights and privileges of a regular stockholder until all restrictions set forth in the applicable award agreement have lapsed and the RSU is converted into common stock. With respect to any dividends which the Company may pay, no dividend payment will be made with respect to any restricted stock or restricted stock unit until the end of the applicable restricted period when the underlying vesting conditions have been met.

Plan Administration. In accordance with the terms of the 2017 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2017 Plan. The Compensation Committee may delegate part of its authority and powers under the 2017 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2017 Plan, our Compensation Committee determines the terms of awards, including:

•	Which employees, directors and consultants will be granted awards;

•	The number of shares subject to each award;

•	The vesting provisions of each award with a minimum one year vesting;

•	The termination or cancellation provisions applicable to awards; and

•	All other terms and conditions upon which each award may be granted in accordance with the 2017 Plan.

All equity grants must have a minimum of a one year vesting period. Historically, our equity grants have been granted under a four-year vesting schedule. The 2017 Plan specifically prohibits the acceleration of vesting except in the case of death, disability or a change in control.

Stock Dividends and Stock Splits. If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon issuance of an award will be appropriately increased or decreased proportionately, and adjustments will be made, including in the purchase price per share, if any, to reflect the subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards:

•	Provide that all outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	With respect to stock grants and in lieu of any of the foregoing policy, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent the stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2017 Plan may be amended by our stockholders. It may also be amended by our Compensation Committee, provided that any amendment approved by the Board that is of a scope that requires stockholder approval as required by the rules of The NASDAQ Stock Market LLC, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under an outstanding award without the holder’s consent.

Duration of 2010 Stock Plan. The 2017 Plan will expire on September 14, 2027. Upon approval by the stockholders of the 2017 Plan, no additional shares will be awarded under the 2010 Plan.

New Plan Benefits

Other than grants to our nonemployee directors as described above under “Executive Compensation, Director Compensation, Restricted and Unrestricted Stock Grants,” the amounts of future awards under the 2017 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2017 Plan although we anticipate that most of our grants will be in the form of RSUs and we will use most of the 1,400,000 shares authorized to make grants in fiscal year 2018.

Federal Income Tax Considerations

The material Federal income tax consequences of the issuance and vesting of restricted stock and restricted stock units under the 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Stock Grants:	With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he or she previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of unrestricted shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the adoption of the 2017 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2017 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE 2017 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3:

RE-APPROVAL OF THE 2013 EXECUTIVE INCENTIVE PLAN, AS AMENDED

On September 12, 2012 the Compensation Committee of our Board of Directors adopted the 2013 Executive Incentive Plan (the “Incentive Plan”), which was approved by our stockholders on December 15, 2012 at our 2012 Annual Meeting. On September 14, 2017, our Board of Directors authorized certain amendments to the Incentive Plan, and recommended the Incentive Plan, as amended, for approval by the stockholders at our 2017 Annual Meeting in order for the Incentive Plan to continue to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). If such approval is not obtained by our stockholders, the awards granted thereunder beginning in Fiscal 2018 will no longer qualify as “performance-based compensation” under Section 162(m) therefore, if such approval is not obtained, the Incentive Plan will be terminated. The Incentive Plan has been amended as follows:

The following three additional performance objectives have been added:

Adjusted operating income

Adjusted operating margins

Revenues from new products, designated products or categories of products.

The maximum payment pursuant to the Incentive Plan in any performance period has been increased to $10 million.

A complete copy of the Incentive Plan, as amended, is attached hereto as Appendix C. The following summary description of the Incentive Plan, as amended, is qualified in its entirety by reference to Appendix C.

Purpose

The Incentive Plan provides for incentive compensation to our key officers and employees, who, from time to time may be selected for participation. The Incentive Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of our financial and business goals established for the applicable performance period. Our policy is to have a significant portion of a participant’s total compensation tied to our performance. Payments pursuant to the Incentive Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m). Under Section 162(m), we may not receive a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per year. However, if compensation is deemed to be performance based under Section 162(m), we may still receive a federal income tax deduction even if the compensation exceeds the $1 million threshold. The Incentive Plan is intended to allow us to pay incentive, performance-based compensation that is fully deductible on our federal income tax return.

Participation

The Incentive Plan will be administered by the Compensation Committee, who designates the eligible participants, the beginning and ending dates of the performance period (generally our fiscal year), the target award amounts and the performance objectives to be achieved during a performance period. Executive officers and other key employees who otherwise make comparable contributions are eligible to participate. However, a participant for a given performance period is not guaranteed of participation in subsequent periods. For our 2018 fiscal year, for annual cash incentive bonus awards, the Compensation Committee has determined that the only participant will be Mark C. Capone, our President and Chief Executive Officer. For our 2018 fiscal year, for equity incentive awards, the Compensation Committee has determined that only our five NEOs will be participants for restricted stock unit awards.

Performance Objectives

During the first 90 days of each performance period and at a time when the achievement of such performance objective is substantially unknown, the Compensation Committee will establish one or more performance objectives from the list set forth below:

•	Net income;

•	Earnings per share;

•	Total revenue;

•	Return on equity, including return on invested capital;

•	Adjusted operating income;

•	Adjusted operating margins;

•	Return on assets;

•	Return on investments;

•	Increase in sales, including sales growth;

•	Stock performance;

•	Earnings before interest, taxes, depreciations and amortization;

•	Gross or operating margin;

•	New product introductions;

•	Revenues from new products, designated products or categories of products; and

•	Completion of acquisitions.

Where applicable, performance objectives will be calculated from our audited financial statements but may be modified to take into consideration changes in accounting principles; extraordinary, unusual or infrequent events; significant dispositions; gains or losses from certain claims, litigation and insurance recoveries; the impact of impairment on intangible assets; restructuring, investments or acquisitions; and certain corporate capitalization events.

Awards

Target awards are established by the Compensation Committee during the first 90 days of the performance period, expressed as a percentage of the participant’s eligible salary with payments ranging from 0 to 130% of the target award, or in the case of an equity award as a designated number of restricted stock units. Award payments are made as soon as practicable after completion of the performance period based on the receipt by the Compensation Committee of our audited financial statements for a performance period and the certification by the Compensation Committee that the participants achieved the performance objectives. Awards may be paid in cash, shares of our common stock, restricted stock, or restricted stock units of our common stock issued pursuant to a stockholder approved equity plan. The Compensation Committee may reduce performance awards at its discretion, but it may not increase awards for the performance period. No participant may receive an award payment greater than $10 million for any performance period. To the extent that a target award is expressed by reference to a number of shares of the Company’s stock, then for purposes of applying the maximum award limitation, the value of the stock award shall be calculated based upon the maximum potential number of award shares and the closing price of our common stock on the date of grant of the award.

Participants whose employment is terminated for any reason other than death or disability will receive no payment for that performance period. Participants who die or become disabled during a performance period will receive a prorated payment. All or part of a target award may be paid upon a change in control provided that the participant remains employed through the date of the change in control, as defined in the Incentive Plan.

Amendment and Termination

The Compensation Committee has authority to make rules and adopt administrative procedures not specifically addressed in the Incentive Plan, provided the new procedures are consistent with the purposes of the Incentive Plan. The Compensation Committee or the Board may also suspend, discontinue, or terminate the Incentive Plan at any time.

New Plan Benefits

Because awards under the Incentive Plan are determined based on actual performance it is not possible to determine the amounts, if any, that may be paid to participants under the Incentive Plan for fiscal 2018 or other future periods. For fiscal 2018, our President and CEO is the only executive officer who has been designated to participate in the Incentive Plan for an annual cash incentive bonus award. If the Incentive Plan is approved by our stockholders, our President and CEO’s annual cash bonus for fiscal 2018 will be awarded under the Incentive Plan and will be based on the following formula:

Base Salary × Target Incentive Bonus Percentage of 100% × Total Performance Factor.

The Total Performance Factor is based on the Company’s fiscal year 2018 total revenues and adjusted operating income and is calculated as follows:

(the Revenue Performance Factor × .5) + (the Adjusted Operating Income Factor × .5).

For fiscal year 2018, our five NEOs have been designated as the only participants in the Incentive Plan with respect to equity incentive awards in the form of restricted stock units that have a performance objective and a vesting requirement. If the Incentive Plan is approved by our stockholders, the restricted stock units awarded to our NEOs will be awarded under the Incentive Plan and will be based on the achievement of our total revenues for fiscal year 2018 with a minimum revenue threshold objective, which if not surpassed, no restricted stock units will be awarded. Additionally, each restricted stock unit award is subject to a pro rata, four year vesting requirement. On September 13, 2017, our Compensation Committee made the following awards of restricted stock units to our NEOs subject to a pro rata, four year vesting requirement, as well as a performance-based objective (total revenues for our fiscal year 2018) and a minimum revenue threshold requirement (of fiscal year 2018 total revenues):

	Restricted Performance Stock Awards
Name	Number of Shares (#)	Fair Market Value ($)(1)
Mark C. Capone, President and Chief Executive Officer	165,000	5,374,050
Alexander Ford, President, Myriad Genetic Laboratories, Inc.	60,000	1,954,200
R. Bryan Riggsbee, Chief Financial Officer	60,000	1,954,200
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer	50,000	1,628,500
Richard M. Marsh, Esq., Executive Vice President, General Counsel and Secretary	50,000	1,628,500

(1)	Amounts reflect the maximum potential value of each award assuming the highest level of performance associated with the award and is based on the closing price of our common stock on the NASDAQ Global Market on the date of grant of the award on September 13, 2017 of $32.57.

If our stockholders do not approve the Incentive Plan, then the Compensation Committee will need to establish a new short term incentive compensation program for our President and CEO, and a new equity incentive program for our NEOs, for fiscal year 2018.

Vote Required

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to re-approve the 2013 Executive Incentive Plan, as amended.

THE BOARD OF DIRECTORS RECOMMENDS RE-APPROVAL OF THE 2013 EXECUTIVE INCENTIVE PLAN, AS AMENDED. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PLAN APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4:

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending June 30, 2018. The Board proposes that the stockholders ratify this selection, although such ratification is not required under Delaware law or our Restated Certificate of Incorporation, as amended, or our Restated By-Laws. EY has audited our financial statements since our fiscal year ended June 30, 2007. We expect that representatives of EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint EY, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with Myriad that would impair its independence for the fiscal year ending June 30, 2018.

The following table presents fees for professional audit services provided by EY during the last two fiscal years:

Type of Fee	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016
Audit Fees	$1,074,795	$800,300
Audit Related Fees	15,000	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,089,795	$800,300

Audit Fees — Fees include audits of consolidated financial statements, quarterly reviews, reviews of registration statement filings, and consents related to SEC filings.

Audit-Related Fees — Fees include services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “audit fees.” Fees include consultations related to the adoption of ASC 606, Revenue Recognition.

Tax Fees — We did not engage EY to perform any tax related services.

All Other Fees — We did not engage EY to perform any other services other than those listed separately above for the fiscal years indicated.

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to preapprove all audit and permissible non-audit services provided by our independent public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.    Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.    Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.    Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.    Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm, engagement letters describing the scope of service and the anticipated fees are negotiated and approved by the Audit Committee. During the year, circumstances may arise in which it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original preapproval. In those instances, the Audit Committee requires specific preapproval before engaging our independent registered public accounting firm. The Audit Committee may delegate preapproval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the selection of our independent registered public accounting firm.

If our stockholders ratify the selection of EY, the Audit Committee may still, in its discretion, decide to select a different independent auditor at any time during the fiscal year ending June 30, 2018, if it concludes that such a change would be in the best interests of Myriad and our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider, but not necessarily rescind, the selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5:

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your approval, on advisory basis, as required by Section 14A of the Securities Exchange Act of 1934, as amended, of the compensation of our named executive officers, as disclosed in this proxy statement. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the compensation tables and any related material contained in this proxy statement with respect to our executive officers named in the Summary Compensation Table. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Our compensation philosophy is designed to align each executive’s compensation with our short- and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

As discussed in the Compensation Discussion and Analysis section, we believe the compensation paid to our President and CEO and other named executive officers is appropriate as supported by our accomplishments in fiscal 2017. This is evidenced by our financial and operational performance where, among other accomplishments, delivered our second consecutive year of top line growth in fiscal year 2017 with revenues up 2% to $771 million despite hereditary cancer headwinds. We have made substantial progress on our strategic objectives that we believe position the Company for long-term growth, as well as progress on our five strategic imperatives to: i) stabilize hereditary cancer revenue, ii) grow new product volume, iii) expand reimbursement coverage for new products, iv) increase RNA kit revenue internationally, and v) improve profitability with Elevate 2020. For example, we completed the acquisitions of Sividon Diagnostics and Assurex Health, integrating both businesses, and achieving profitability for Assurex Health in less than nine months. Additionally, we returned our hereditary cancer business to year-over-year volume growth with six percent volume growth in the fourth quarter. Additionally, we signed long-term contracts covering 86 percent of our hereditary cancer revenue. New product volumes increased 20 percent on a year-over-year basis and now represent greater than two-thirds of total volume. We saw significant increases in reimbursement coverage for both Prolaris and EndoPredict and laid the foundation for further reimbursement expansion in fiscal year 2018 by completing several key clinical studies. Additionally, we grew EndoPredict kit revenue 69 percent year-over-year and received broader coverage for the test in international markets. Finally we launched the Elevate 2020 program with a goal of increasing operating income by $50 million by fiscal year 2020. We ended the year with $199 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, business development activities and returning cash to stockholders.

Based on this performance, we believe that the salary and annual cash incentive bonus paid to our President and CEO and our other named executive officers are in line with our compensation philosophy and goals. Similarly, we believe that the equity compensation awarded to our President and CEO and our other named executive officers is consistent with our multi-year growth in revenue, operating income and stock performance, and provides the appropriate incentives to reward and foster long-term growth and stockholder value.

As evidence of our pay for performance philosophy, fiscal year 2017 total compensation paid to three of our five NEOs, including our President and CEO, was below the 50th percentile of total compensation of our peer group as determined by Mercer under the 2017 Mercer Executive Compensation Review; and the other two NEO’s total compensation for fiscal year 2017 was between the 50th and 75th percentiles of total compensation of our peer group. With respect to the annual cash incentive bonus paid to our NEOs for fiscal year 2017, we paid between 82% and 90%, respectively, of the target awards, based on the level of accomplishment of the pre-determined incentive goals. Similarly, we made no payouts under our three-year cash incentive awards for fiscal year 2017 as the threshold targets were not met. We believe these actions are demonstrative of our pay for performance practices.

In accordance with the rules of the SEC, the following resolution, commonly known as a “Say-on-Pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Myriad Genetics, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6:

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. Since 2011, we have had an advisory vote on the compensation of our named executive officers every year. We are required to seek an advisory vote on the frequency of holding an advisory vote every six years. Accordingly, we are again asking whether the advisory vote on the compensation of our named executive officers should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making its decision regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders for the next six years.

The Compensation Committee, Board of Directors and management believe that it is appropriate and in our best interests for our shareholders to vote in favor of an annual advisory vote on the compensation of our named executive officers. An advisory vote each year will permit our shareholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving shareholders the opportunity to voice concerns with management or our Board under our previously established policy on communications with our Board of Directors. An annual advisory vote will give the Board, the Compensation Committee and management more timely feedback from the shareholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The choice that receives the highest number of votes will be deemed the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making a decision regarding the frequency of holding future advisory votes on the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF HOLDING AN ADVISORY VOTE EACH YEAR UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

CORPORATE CODE OF CONDUCT AND ETHICS AND WHISTLEBLOWER POLICY

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and every member of our Board of Directors. A copy of the Corporate Code of Conduct and Ethics and Whistleblower Policy is publicly available in the Investor Information – Understanding Myriad/Corporate Governance section of our website at www.myriad.com. Disclosure regarding any amendments to, or waivers from, provisions of our Corporate Code of Conduct and Ethics and Whistleblower Policy that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market LLC.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders being held in 2018 (the “2018 Meeting”), we must receive stockholder proposals (other than for director nominations) no later than June 14, 2018. To be considered for presentation at the 2018 Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than September 1, 2018 and no later than October 1, 2018. Notwithstanding the foregoing, in the event that the number of directors is to be increased at the 2018 Meeting and we do not issue a public announcement naming the nominees and specifying the size of the increase by September 21, 2018, to be considered for presentation at the 2018 Meeting, although not included in the proxy statement, nominations must be received no later than the tenth day following the day on which such public announcement is made. Proposals not received in a timely manner will not be voted on at the 2018 Meeting. If a proposal is received in a timely manner, the proxies that management solicits for the 2018 Meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals must also comply with our Restated By-Laws, a copy of which is available by contacting our Secretary, and the corporate governance policies applicable to recommendations for the nomination of directors, copies of which are available in the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com. All stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.

Salt Lake City, Utah

October 12, 2017

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2017, AS AMENDED, (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: RICHARD M. MARSH, SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600).

APPENDIX A

GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Income — Operating Basis

(Unaudited data in millions, except per share amount)

	Years ended June 30,
	2017	2016
GAAP Net Income	$21.8	$125.3
Acquisition — integration related costs	13.9	0.1
Acquisition — amortization of intangible assets	33.0	12.6
Elevate 2020 costs	0.3	—
Accrual for legal expenses	0.6	—
Tax impact related to equity compensation	3.0	(12.7)
Tax expense associated with R&D tax credit reserves	—	(6.0)
Potential future consideration related to acquisitions	(0.8)	—
One-time debt restructuring charges	1.3	—
One-time non-deductible costs	2.7	—
Impairment of Raindance Investment	2.4	—
Tax expense associated with non-GAAP adjustments	(5.8)	—

Non-GAAP Net Income	$72.4	$119.3

GAAP Diluted EPS	$0.32	$1.71

Adjustment to net income	$0.73	($0.08)

Non-GAAP Diluted EPS	$1.05	$1.63

Use of Non-GAAP Financial Measures

We supplement our consolidated financial statements presented on a GAAP basis by providing additional measures which may be considered “non-GAAP” financial measures under applicable SEC rules. We believe that the disclosure of these non-GAAP financial measures provides additional insight into the ongoing economics of our business and reflects how we manage our business internally, set operational goals and forms the basis of our management incentive programs. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted earnings per share.

Our “Non-GAAP Net Income” and “Non-GAAP diluted EPS” financial measures exclude the following items from GAAP net income and diluted earnings per share:

1. Acquisitions — integration related costs

Costs related to closing and integration of acquired companies

1

2. Acquisitions — amortization of intangible assets

Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights.

3. Elevate 2020 costs

Expenses tied to Elevate 2020 program.

4. Accrual for legal expenses

Accrual associated with anticipated future legal expenses.

5. Tax impact related to equity compensation

Changes in effective tax rate based upon ASU 2016-09.

6. Tax expense associated with R&D tax credit reserves

One time net benefits associated with the release of R&D tax credit reserves.

7. Potential future consideration related to acquisitions

Non-cash expenses related to valuation adjustments of earn-out and milestone payments tied to recent acquisitions.

8. One-time debt restructuring charges

Charges related to the restructuring of the company’s debt from a one-year term loan to a revolving credit facility.

9. One-time non-deductible costs

One-time non-deductible tax items.

10. Impairment of RainDance Investment

One-time impairment charge associated with Myriad’s investment in RainDance Technologies.

2

Appendix B

MYRIAD GENETICS, INC.

2017 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

1

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Myriad Genetics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

2

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan.

Restricted Stock Grant means a grant by the Company of Shares under the Plan that are subject to a lapsing forfeiture or repurchase right.

Restricted Stock Unit Award means a grant by the Company under the Plan of an unfunded, unsecured commitment by the Company to deliver a pre-determined number of Shares to a Participant at a future time in accordance with the terms and conditions of the award agreement and the Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — a Restricted Stock Grant or a Restricted Stock Unit Award.

3

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of Restricted Stock Grants and Restricted Stock Unit Awards and shall not allow for the grant of stock options.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall not exceed one million four hundred thousand (1,400,000) shares of Common Stock plus (ii) any shares of Common Stock that are represented by options previously granted under the Company’s 2003 Employee, Director and Consultant Stock Option Plan, as amended, or awards previously granted under the 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, that are forfeited, expire or are cancelled without delivery of shares of Common Stock.

(b) If any Restricted Stock Unit Award expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued or the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Restricted Stock Grant, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

4

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall:

(i) Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year; and

(ii) the aggregate grant date fair value of Shares to be granted to any non-employee director under the Plan in any calendar year may not exceed $500,000; provided however that the foregoing limitation shall not apply to Stock Rights made pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any Committee thereof.

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; provided, however, that except in the case of death, disability or Change of Control, Stock Rights shall not vest, and any right of the Company to restrict or require Shares subject to a Stock Grant shall not lapse, less than one year from the date of grant and no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares;

(e) Amend any term or condition of any outstanding Stock Right, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent; provided however, the Administrator is not authorized to accelerate the vesting schedule of an outstanding Stock Right except in the case of death, disability or Change of Control; and

(f) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator

5

may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF RESTRICTED STOCK GRANTS.

Each Restricted Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Restricted Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of grant of the Restricted Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Restricted Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Restricted Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any within the parameters set forth in the Plan; and

(d) Dividends (other than stock dividends to be issued pursuant to Section 18 of the Plan) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions or rights to reacquire the Shares subject to the Restricted Stock Grant lapse.

7.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Each Restricted Stock Unit Award to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Restricted Stock Unit Award without the issuance of Shares, the terms of any vesting conditions within the parameters set forth in the Plan, or events upon which Shares shall be issued provided that dividends (other than stock dividends to be issued pursuant to Section 18 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the Shares subject to the Restricted Stock Unit Award vest.

6

The Company intends that the Plan and any Restricted Stock Unit Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Restricted Stock Unit Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 7.

8.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF RESTRICTED STOCK GRANTS AND ISSUE OF SHARES FOR STOCK RIGHTS.

Any Restricted Stock Grant requiring payment of a purchase price for the Shares as to which such Restricted Stock Grant is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Restricted Stock Grant, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Right was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

9.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after issuance of Shares as set forth in any Agreement and tender of the aggregate purchase price, if any, for the Shares being purchased, and registration of the Shares in the Company’s share register in the name of the Participant.

10.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime, a Stock Right shall only be exercisable by or

7

issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

11.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Restricted Stock Grant or a Restricted Stock Unit Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 11 and Paragraph 12 below, a Participant to whom a Stock Right has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 11 and Paragraph 12 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

12.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Restricted Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed or cancel a Restricted Stock Unit Award without the issuance of any additional Shares thereunder.

8

13.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Restricted Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right and Restricted Stock Unit Awards for which Shares have not been issued shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Restricted Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right and Restricted Stock Unit Awards for which Shares have not been issued on the date of termination shall be immediately forfeited to the Company.

14.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of the Participant’s termination due to Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Right through the date of the Participant’s termination due to Disability as would have lapsed had the Participant not been terminated due to Disability. The proration shall be based upon the number of days accrued prior to the date of the Participant’s termination due to Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse in full on the Participant’s date of death.

9

16.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

17.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

If the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, all Restricted Stock Grants and Restricted Stock Unit Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void and any outstanding Restricted Stock Unit Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

10

18.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall:

(i) as to outstanding Restricted Stock Unit Awards, either (a) make appropriate provision for the continuation of such Restricted Stock Unit Awards by substituting on an equitable basis for the Shares then subject to such Restricted Stock Unit Awards either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (b) terminate such Restricted Stock Unit Awards in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock which would have been issued pursuant to such Restricted Stock Unit Award. For purposes of determining the payments to be made in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

(ii) as to outstanding Restricted Stock Grants either, (a) make appropriate provision for the continuation of such Restricted Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Restricted Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (b) terminate such Restricted Stock Grants in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Restricted Stock Grant; and

In taking any of the actions permitted under this Paragraph 18(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 18, including, but not limited to the effect of any, Corporate Transaction or Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

11

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant shall be entitled to receive after the recapitalization or reorganization for the price paid, if any, the number of replacement securities which would have been received if such Shares had been issued prior to such recapitalization or reorganization.

19.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

20.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

21.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

12

22.	TERMINATION OF THE PLAN.

The Plan will terminate on September 14, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

23.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Restricted Stock Unit Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Restricted Stock Unit Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or

13

the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

26.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

27.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

28.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

14

Appendix C

MYRIAD GENETICS, INC.

2013 EXECUTIVE INCENTIVE PLAN

Adopted effective: September 12, 2012

Approved by the Stockholders: December 5, 2012

Amended September 14, 2017

Proposed To be Re-Approved by the Stockholders: November 30, 2017

Section 1 — Purposes.

This Myriad Genetics 2013 Executive Incentive Plan, as amended (the “Plan”), provides for incentive compensation to those key officers and employees of Myriad Genetics, Inc. or any affiliated entity (collectively, the “Company “), who, from time to time may be selected for participation. The Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of the Company’s financial and business goals established for the applicable performance period. The Company’s policy is to have a significant portion of a participant’s total compensation tied to the Company’s performance. Payments pursuant to the Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

Section 2 — Administration.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of Myriad Genetics, Inc. (“Myriad”) which has been designated to administer programs intended to qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee shall have authority to make rules and adopt administrative procedures in connection with the Plan and shall have discretion to provide for situations or conditions not specifically provided for herein consistent with the purposes of the Plan. The Committee shall determine the beginning and ending dates for each performance period. Unless otherwise determined by the Committee, the performance period shall correspond to Myriad’s fiscal year. Notwithstanding any other provision of the Plan to the contrary, the Plan shall be administered and its provisions interpreted so that payments pursuant to the Plan qualify as “performance-based compensation” within the meaning of Section 162(m). Determinations by the Committee shall be final and binding on the Company and all participants.

1

Section 3 — Selection of Participants.

The executive officers of the Company as well as those other key employees of the Company who, in the opinion of the Committee, may become executive officers of the Company or who otherwise may make comparable contributions to the Company shall be eligible to participate in the Plan. Each performance period, the Committee may designate from among those employees who are eligible to participate in the Plan those employees who shall participate in the Plan for such performance period. Accordingly, an employee who is a participant for a given performance period in no way is guaranteed or assured of being selected for participation in any subsequent performance period.

Section 4 — Establishing Performance Objectives.

During the first ninety (90) days of each performance period, and at a time when the achievement of such performance objective is substantially unknown, the Committee shall establish one or more performance objectives, at least one of which shall be based on a shareholder approved business criteria. The performance objectives may differ from participant to participant and from target award to target award. The maximum possible payout shall be based solely on shareholder approved business criteria. The shareholder approved business criteria, which shall be based on or derived from the Company’s audited financial statements, are as follows:

•	Net income

•	Earnings per share

•	Total revenue

•	Return on equity, including return on invested capital

•	Adjusted operating income

•	Adjusted operating margins

•	Return on assets

•	Return on investments

•	Increase in sales, including sales growth

•	Stock performance

•	Earnings before interest, taxes, depreciations and amortization

•	Gross or operating margin

•	New product introductions

•	Revenues from new products, designated products or categories of products

•	Completion of acquisitions

All criteria that are based on Myriad’s audited financial statements may be modified by the Committee at the time the specific criteria are selected to take into consideration one or more of the following: (1) changes in accounting principles that become effective during the performance period, (2) extraordinary, unusual or infrequently occurring events, (3) the disposition of a business or significant assets, (4) gains or losses from all or certain claims and/or litigation and insurance recoveries, (5) the impact of impairment of intangible assets, (6) restructuring activities, (7) the impact of investments or acquisitions, and/or (8) changes in corporate capitalization such as stock

2

splits and certain reorganizations. Notwithstanding the foregoing, the Committee must select criteria that collectively satisfy the requirements of performance-based compensation for the purposes of Section 162(m), including by establishing the targets at a time when the performance relative to such targets is substantially uncertain.

Section 5 — Establishing Target Awards.

During the first ninety (90) days of each performance period the Committee shall establish a target award, expressed as a percentage of eligible salary for that performance period, or in the case of an equity award as a designated number of Restricted Stock Units, for each participant in the Plan. Unless otherwise determined by the Committee, eligible salary shall be annual base salary determined at the time the Committee establishes the target award, excluding pay for disability, overtime, bonuses, sick pay and other reimbursements and allowances. Individual participants may earn an award payout ranging from zero percent to a maximum of one hundred thirty percent of their target award. The Committee will establish an award payout schedule based upon the extent to which the Company performance objectives and/or other performance objectives are or are not achieved or exceeded. Pursuant to Section 4, entitlement to an award shall be based solely on shareholder approved business criteria; however, non-shareholder approved criteria may be used to reduce the amount of an award payable to one or more participants. Notwithstanding the foregoing, no participant shall receive a payment pursuant to the Plan that exceeds $10 million for any performance period. To the extent that a target award is expressed by reference to a number of shares of the Company’s common stock, for the purpose of applying the limitations on a maximum award as set forth in this Section 5, the value of such stock award shall be the Value of Common Stock on the grant date of the maximum number of shares subject to such award.

Section 6 — Determining Final Awards.

No later than forty-five (45) days after the receipt by the Committee of the audited financial statements for a performance period, the Committee shall determine whether the established performance objectives for each participant in the Plan were achieved. The Committee shall have discretion to reduce final awards from the target award depending on (a) the extent to which the Company performance objective(s) is either exceeded or not met, and (b) the extent to which other objectives, e.g. subsidiary, division, department, unit or other performance objectives are attained. The Committee shall have full discretion to reduce individual final awards based on individual performance as it considers appropriate in the circumstances. The Committee shall not have discretion to increase awards for the performance period.

Section 7 — Termination of Employment.

Participants whose employment by the Company is terminated for any reason other than death or disability during any performance period will receive no payment under the Plan for such performance period. Participants who die or become totally and permanently disabled during any performance period will receive prorated payments under the Plan based on the number of whole

3

months of employment completed during the performance period. Except as provided in Section 9, participants whose employment by the Company is terminated for any reason after the close of the performance period but before the distribution of payments under the Plan will be paid all amounts applicable under this Plan for such performance period.

Section 8 — Time of and Payment of Awards.

Payment of awards shall be made as soon as practicable following the later of (a) the receipt by the Committee of the audited financial statements for the applicable performance period or (b) the certification by the Committee that the performance and other criteria for payment have been satisfied (the “ Certification Date “). The Committee shall have the discretion to pay awards in the form of (i) cash, (ii) Common Stock, (iii) Restricted Stock, (iv) Stock Units, (v) Restricted Stock Units, or (vi) a combination of the foregoing. Payroll and other taxes shall be withheld as determined by the Company.

For the purposes of this Section 8, the following definitions shall apply:

“Common Stock” shall mean common stock of the Company.

“Restricted Stock” shall mean Common Stock that is subject to Vesting as set forth in the Restricted Stock Agreement adopted by the Committee.

“Stock Units” shall mean an unfunded, unsecured commitment by the Company to deliver a pre-determined number of shares of Common Stock (or the cash equivalent of such Common Stock) to a participant at a future time in accordance with the terms and conditions of a Stock Unit Agreement adopted by the Committee.

“Restricted Stock Unit” shall mean a Stock Unit that is subject to Vesting as set forth in the Restricted Stock Unit Agreement adopted by the Committee.

“Vesting” shall mean a requirement that a participant remain an employee of the Company, or an affiliate of the Company, for an additional period of time in order to retain the Common Stock (in the case of Restricted Stock) or the Stock Unit (in the case of a Restricted Stock Unit).

“Value of Common Stock” shall mean: (a) if the Common Stock is listed on any established stock exchange or a national market system, the closing sales price of the Common Stock as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock) on the day of valuation, as reported in The Wall Street Journal or such other source as the Committee deems reliable; and (b) if there is no closing sales price for the Common Stock on the day of valuation, the closing sales price on the last preceding day for which such quotation exists. Vesting shall not be taken into account in determining the Value of Common Stock for this purpose.

4

In the event the Committee does not specify the form of the payment at the time the Committee establishes the target award, the form of payment shall be in the form of cash unless the Committee determines (a “Retroactive Determination”) on or before the Certification Date that the form of payment will include some non-cash consideration. In the event the Committee makes a Retroactive Determination, the total value of the payment shall not exceed the value if the payment were made only in cash. The Committee shall be deemed to be in compliance with the preceding sentence if the sum of (i) the Value of Common Stock, (ii) the Value of Common Stock that is Restricted Stock, (iii) the Value of Common Stock that is subject to Stock Units or Restricted Stock Units, and (iv) the cash in the payment pursuant to the Retroactive Determination would be less than or equal to an all-cash payment on both the last day of the performance period and the Certification Date.

Shares of Common Stock issued directly or as Restricted Stock or pursuant to Stock Units or Restricted Stock Units shall be issued pursuant to a shareholder approved equity incentive plan, unless otherwise determined by the Committee.

It is the intent of the company that this Plan is exempt from Section 409A of the Internal Revenue Code of 1986, as amended under the “short-term deferral” rule and any ambiguities or inconsistencies herein will be interpreted in a manner consistent with the short-term deferral rule.

Section 9 — Forfeiture.

It shall be an overriding precondition to the payment of any award (a) that the participant not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any affiliated entity or otherwise inimical to the best interests of the Company and (b) that the participant furnish the Committee with all such information confirming satisfaction of the foregoing condition as the Committee shall reasonably request. If the Committee makes a determination that a participant has engaged in any such competitive or otherwise inimical activity, such determination shall operate to immediately cancel all then unpaid award amounts.

Section 10 — Death.

Any award remaining unpaid, in whole or in part, at the death of a participant shall be paid to the participant’s legal representative or to a beneficiary designated by the participant in accordance with the rules established by the Committee.

5

Section 11 — Change in Control.

A target award may, in accordance with Treasury Regulation §1.162-27(e)(2)(v), provide that all or a portion of the target award may be paid upon a change in control, provided that the participant remains employed through the date of the change in control. A change in control shall mean a transaction in which any one person, entity or group acquires (i) stock in the Company that, together with the stock in the Company already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company or (ii) more than 80% of the assets of the Company. The definition of change in control for purposes of this Plan be interpreted, to the extent applicable, to comply with Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended.

Section 12 — No Right to Employment or Award.

No person shall have any claim or right to receive an award, and selection to participate in the Plan shall not confer upon any employee any right with respect to continued employment by the Company or continued participation in the Plan. Further the Company reaffirms its at-will relationship with its employees and expressly reserves the right at any time to dismiss a participant free from any liability or claim for benefits pursuant to the Plan, except as provided under this Plan or other written plan adopted by the Company or written agreement between the Company and the participant.

Section 13 — Discretion of Company, Board of Directors and Committee.

Any decision made or action taken by the Company or by the Board of Directors of Myriad or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of the Company, the Board of Directors, or the Committee, as the case may be, and shall be conclusive and binding upon all persons. To the maximum extent possible, no member of the Committee shall have any liability for actions taken or omitted under the Plan by such member or any other person.

Section 14 — No Funding of Plan.

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to participants under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any participant or former participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

Section 15 — Non-Transferability of Benefits and Interests.

Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge,

6

any such attempted action shall be void, and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any participant or former participant. This Section 15 shall not apply to an assignment of a contingency or payment due (i) after the death of a participant to the deceased participant’s legal representative or beneficiary or (ii) after the disability of a participant to the disabled participant’s personal representative.

Section 16 — Law to Govern.

All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Utah.

Section 17 — Non-Exclusivity.

The Plan does not limit the authority of the Company, the Board of Directors or the Committee, or any current or future subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, other than that specifically prohibited herein.

Section 18 — Section 162(m) Conditions; Bifurcation of Plan.

It is the intent of the Company that the Plan and all payments made hereunder satisfy and be interpreted in a manner that, in the case of participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board of Directors or the Committee in any manner so that certain provisions of the Plan or any payment intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 19 — Arbitration of Disputes.

The Federal Arbitration Act shall apply to and govern all disputes arising under or pursuant to the Plan. Any disputes with respect to the terms of this Plan or any rights granted hereunder, including, without limitation, the scope of this arbitration, shall be subject to arbitration pursuant to the rules of the American Arbitration Association governing commercial disputes. Arbitration shall occur in Salt Lake City, Utah. Judgment on any arbitration award may be entered in any court having jurisdiction. A single arbitrator shall be used unless the amount in dispute exceeds $200,000 and a party to the arbitration proceeding requests that the arbitration be heard by a panel of three arbitrators. If a panel of three arbitrators is used, the arbitration decision shall be made by a majority of the three arbitrators. By electing to participate in the Plan, the Company and each participant EXPRESSLY AGREE TO ARBITRATION AND WAIVE ANY RIGHT TO TRIAL BY

7

JURY, JUDGE, OR ADMINISTRATIVE PROCEEDING. An arbitrator shall have the same powers that a judge for a United States District Court located in the State of Utah may exercise in comparable circumstances. Nothing in this Plan shall limit or restrict any right of offset a party may have.

Section 20 — Effective Date.

The Plan, as amended, is effective as of September 14, 2017, subject to approval by the Company’s stockholders at the 2017 Annual Meeting of Stockholders of the Company. However, if the Plan does not receive stockholder approval, no future awards will be made under the Plan.

Section 21 — Amendment or Termination.

The Board of Directors of the Company and the Committee each reserves the right at any time to make any changes in the Plan as it may consider desirable or may suspend, discontinue or terminate the Plan at any time.

Myriad Genetics, Inc., a Delaware corporation

By:	/s/ Mark C. Capone
Name	Mark C. Capone
Its:	Chief Executive Officer

By:	/s/ Richard M. Marsh
Name:	Richard M. Marsh
Its:	Secretary

8

MYRIAD GENETICS, INC. ATTN: CORPORATE SECRETARY 320 WAKARA WAY SALT LAKE CITY, UT 84108

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 29, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future notices of availability of proxy materials or proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 29, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33275-P97723                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYRIAD GENETICS, INC. The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors		☐	☐	☐
1.

Election of three Class III Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term.

Nominees:

01)  Walter Gilbert Ph.D.

02)  Dennis H. Langer M.D., J.D.

03)  Lawrence C. Best

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain	The Board of Directors recommends you vote 1 year on the following proposal:	1 Year	2 Years	3 Years	Abstain
2.	To approve the proposed 2017 Employee, Director and Consultant Equity Incentive Plan.	☐	☐	☐	6. To approve, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐
3.	To re-approve our 2013 Executive Incentive Plan, as amended.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.	☐	☐	☐
5.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E33276-P97723

MYRIAD GENETICS, INC. 320 Wakara Way Salt Lake City, Utah 84108 ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 30, 2017 THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.’S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice Regarding the Availability of Proxy Materials in connection with the 2017 Annual Meeting of Stockholders to be held at 9:00 a.m., MST, on Thursday, November 30, 2017, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108 and hereby appoints Mark C. Capone and R. Bryan Riggsbee, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, and authorizes each of them to represent the undersigned and to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is/are entitled to vote at the 2017 Annual Meeting of Stockholders, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act on the proposals set forth in said Proxy as specified by the undersigned.

SEE REVERSE SIDE FOR ALL PROPOSALS. The proxies will vote in accordance with the Board of Directors’ recommendations where a choice is not specified and in their discretion on any other matters as may properly come before the meeting or any adjournments or postponements thereof.

Continued and to be signed on reverse side